SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Huttig Building Products, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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555 Maryville University Dr.

Suite 240

St. Louis, Missouri 63141

March 25, 2005

Dear Huttig Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Huttig Building Products, Inc., to be held at 2:00 p.m., Eastern Daylight Time, on Monday, April 25, 2005 in the Elm Meeting Room of The Westin Stamford Hotel, One First Stamford Place, Stamford, Connecticut.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. Our 2004 Annual Report accompanies this Proxy Statement.

It is important that your shares be represented at the meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card, or by using the Internet address or the toll-free telephone number on the proxy card.

Sincerely,

Michael A. Lupo

President and Chief Executive Officer

Huttig Building Products, Inc.

555 Maryville University Dr.

Suite 240

St. Louis, Missouri 63141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 25, 2005

March 25, 2005

To the Stockholders of Huttig Building Products, Inc.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Huttig Building Products, Inc., will be held in the Elm Meeting Room of The Westin Stamford Hotel, One First Stamford Place, Stamford, Connecticut on Monday, April 25, 2005 at 2:00 p.m., Eastern Daylight Time, for the following purposes:

1.	To elect three directors to serve for three-year terms until the Annual Meeting of Stockholders in 2008 and until their successors are duly elected and qualified;

2.	To consider and act upon a proposal to approve the Huttig Building Products, Inc. 2005 Nonemployee Directors’ Restricted Stock Plan;

3.	To consider and act upon a proposal to approve the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan; and

4.	To transact such other business as may properly come before the meeting in connection with the foregoing or otherwise.

The Board of Directors has fixed the close of business on February 28, 2005 as the record date for the purpose of determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of such stockholders will be open to the examination of any stockholder during regular business hours for a period of ten days prior to the meeting at the Company’s offices at 555 Maryville University Drive, Suite 240, St. Louis, Missouri 63141.

In order to assure a quorum, it is important that stockholders who do not expect to attend the meeting in person fill in, sign, date and return the enclosed proxy in the accompanying envelope, or use the Internet address or toll-free telephone number set forth on the enclosed proxy card to vote their shares. Any stockholder attending the meeting may vote in person even if that stockholder has previously returned a proxy.

By Order of the Board of Directors,

Dianne E. Muccigrosso

Assistant Secretary

IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU WRITE FOR YOUR CARD OF ADMISSION TO OFFICE OF THE CORPORATE SECRETARY, 555 MARYVILLE UNIVERSITY DR., SUITE 240, ST. LOUIS, MISSOURI 63141.

HUTTIG BUILDING PRODUCTS, INC.

555 Maryville University Dr.

Suite 240

St. Louis, Missouri 63141

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

April 25, 2005

The Board of Directors of Huttig Building Products, Inc. (the “Company”) is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held in the Elm Meeting Room of The Westin Stamford Hotel, One First Stamford Place, Stamford, Connecticut, on Monday, April 25, 2004, at 2:00 p.m., Eastern Daylight Time, and at any adjournment or postponement thereof. The enclosed proxy, when properly executed and received by the Assistant Secretary prior to the meeting, and not revoked, will be voted in accordance with the directions thereon. If no directions are indicated, the proxy will be voted FOR each nominee for election as a director, FOR the proposal to approve the Huttig Building Products, Inc. 2005 Nonemployee Directors’ Restricted Stock Plan (the “Nonemployee Directors’ Plan”), and FOR the proposal to approve the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan (the “Incentive Compensation Plan”). If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in accordance with the discretion of the person or persons holding such proxy. Stockholders may revoke proxies at any time prior to the voting of the proxy by providing written notice to the Company, by submitting a new proxy or by voting in person at the meeting.

Stockholders of record may vote their proxy by using the toll-free number listed on the proxy card or by voting via the Internet as alternatives to using the written form of proxy. The telephone voting and Internet voting procedures are designed to authenticate votes cast by use of a Personal Identification Number. The procedures allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any stockholder of record interested in voting by telephone or the Internet are set forth on the enclosed proxy card. If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from that firm. The availability of telephone or Internet voting will depend on that firm’s voting processes. Proxies voted by telephone or the Internet may be revoked as described above.

If you participate in the Huttig Building Products, Inc. Savings and Profit Sharing Plan, the Crane Co. Savings and Investment Plan or Crane Co.’s Unidynamics Employee Savings & Investment Plan (collectively, the “401(k) Plans”), you will receive one proxy for each 401(k) Plan with respect to all of your shares of Huttig stock registered in the same name. If your accounts are not registered in the same name, you will receive a separate proxy with respect to each registered name for which you have accounts. Shares of Huttig common stock held in each 401(k) Plan will be voted by The Prudential Investment Company of America, as trustee of each 401(k) Plan, as directed by Plan participants. Participants in the 401(k) Plans should indicate their voting instructions for each action to be taken under the Huttig proxy. All voting instructions from the 401(k) Plans’ participants will be kept confidential. If a participant fails to sign or to return the enclosed proxy/voting instruction card, the Huttig shares allocated to such participant will be voted in accordance with the pro rata vote of the participants in the applicable 401(k) Plan who did provide instructions.

The first date on which this Proxy Statement and the enclosed proxy card are being sent to the Company’s stockholders entitled to notice of and to vote at the Annual Meeting is on or about March 25, 2005.

Outstanding Shares and Required Votes

As of the close of business on February 28, 2005, the record date for determining stockholders entitled to notice of and to vote at the meeting, the Company had issued and outstanding 19,655,701 shares of common stock, par value $0.01 per share. Each share of common stock is entitled to one vote on each matter to be voted on at the meeting. The presence in person or by proxy at the meeting of stockholders entitled to cast at least a majority of the votes that all holders of shares of common stock are entitled to cast will constitute a quorum for the transaction of business at the meeting. Abstentions may be specified as to all proposals to be brought before the meeting other than the election of directors. Under the rules of the New York Stock Exchange, Inc., brokers holding shares for customers have authority to vote on certain matters even if they have not received instructions from the beneficial owners, but do not have such authority as to certain other matters (so-called “broker non-votes”). The NYSE has advised the Company that member firms of the NYSE may vote without specific instructions from beneficial owners on the election of directors, but may not vote without specific instructions from beneficial owners on the approval of the Nonemployee Directors Plan and the approval of the Incentive Compensation Plan. Abstentions and broker non-votes are counted as present or represented for purposes of determining whether a quorum is present at the meeting.

Directors will be elected by a plurality of the votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Votes may be cast in favor of a director nominee or withheld, and the three persons receiving the highest number of favorable votes will be elected as directors of the Company. Broker non-votes, abstentions and shares whose votes are withheld will not affect the outcome of the election of directors.

Approval of the Nonemployee Directors Plan and the Incentive Compensation Plan requires the affirmative vote of a majority of votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting, provided that in the case of the Nonemployee Directors Plan and the Incentive Compensation Plan, the number of votes cast must constitute a majority of the votes entitled to be cast at the meeting. Abstentions will have the effect of a negative vote. Broker non-votes do not count as votes cast on a proposal and therefore will not affect the outcome of the voting at the meeting except for the vote on the Nonemployee Directors Plan and the Incentive Compensation Plan, which require that the number of votes cast on the proposal constitute a majority of the votes entitled to be cast at the meeting.

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of nine members divided into three classes with three-year terms of office ending in three different years. Alan S. J. Durant is retiring as a member of the Board of Directors effective April 25, 2005. The Rugby Group Ltd. (“Rugby Group”) has designated Steven A. Wise to fill the vacancy created by Mr. Durant’s retirement. At the 2005 Annual Meeting, three directors are to be elected to hold office until the 2008 Annual Meeting and until their successors are elected and qualified. The enclosed proxy will be voted for election of the three director nominees of the 2008 class named in the following table, unless a stockholder indicates that a vote should be withheld with respect to one or more of such nominees. The election of all three nominees has been proposed by the Nominating and Governance Committee and recommended by the Board of Directors. Each of the nominees has consented to being named in this Proxy Statement and has indicated his willingness to serve if elected. If any nominee shall, prior to the meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such nominee, if any, as may be recommended by the Board of Directors.

The age, position with the Company, period of service as a director of the Company, business experience during the past five years and directorships in other public companies of each of the nominees for election and of each of those directors whose terms will continue are set forth below:

Nominees For Director To Be Elected For Terms To Expire in 2008

R. S. EVANS

Age 61; Director since 1972. Chairman of the Board of Directors of the Company. Chairman of Crane Co. (diversified manufacturer of engineered industrial products) since 1984, Chief Executive Officer of Crane Co. from 1984 through April 2001. Other directorships: Crane Co., HBD Industries, Inc.

J. KEITH MATHENEY

Age 56; Director since May 2004. Retired. Executive Vice President of Louisiana Pacific Corporation (manufacturer of forest products) from April 2002 to September 2003 and Vice President from February 1997 to April 2002. Managing member of Matheney and Matheney, CPAs PLLC (accounting and tax consulting) June 2004. Other directorships: Schuck and Son Construction.

STEVEN A. WISE

Age 44; Executive Vice President of Cemex (concrete production) since 2003. Vice President and General Manager of Texas Ready-Mix and Aggregates from 1998 to 2003.

Directors Whose Terms Expire in 2007

E. THAYER BIGELOW, JR.

Age 63; Director since October 1999. Managing Director of Bigelow Media, LLC (investment in media and entertainment companies) since September 2000. Senior Advisor, Time Warner Inc. (media and entertainment) from October 1998 to September 2000. Other directorships: Adelphia Communications Corp., Crane Co., Lord Abbett & Co. Mutual Funds (42 funds).

RICHARD S. FORTÉ

Age 60; Director since October 1999. Retired. Chairman of Forté Cashmere Company LLC (importer and manufacturer) from January 2002 to March 2004. President of Dawson Forté Cashmere Company (importer) from January 1997 to December 2001. Other directorships: Crane Co.

DONALD L. GLASS

Age 56; Director since September 2004. Retired. President and Chief Executive Officer of The Timber Company (timber producer) from December 1997 to October 2001. Executive Vice President of Georgia-Pacific Corporation (building products manufacturer) from January 1996 to October 2001.

Directors Whose Terms Expire in 2006

DORSEY R. GARDNER

Age 62; Director since October 1999. President of Kelso Management Company, Inc. (investment management) from July 1980 to present, and General Partner of Hollybank Investments, L.P. and Thistle Investments, L.P. (private investment funds) for more than the past five years. Other directorships: Crane Co.

MICHAEL A. LUPO

Age 72; Director since December 2002 and President and Chief Executive Officer since April 2003. Chairman and Chief Executive Officer of MEDX, Inc. (supplier of cameras, parts and service used in nuclear medicine) from February 1999 to March 2003.

DELBERT H. TANNER

Age 53; Director since January 2001. President and Chief Executive Officer of RMC Industries Corporation since June 2002. Chief Operating Officer and Executive Vice President from February 2002 to June 2002, and Senior Vice President from July 1998 to February 2002 of RMC Industries Corporation. Other directorships: RMC Industries Corporation.

Pursuant to a Registration Rights Agreement entered into by the Company and Rugby Group, dated as of December 16, 1999 and as amended as of August 20, 2001, so long as the common stock owned by Rugby Group and received in the December 1999 sale of its U.S. building products business to the Company constitutes at least 30%, 20% and 10% of the outstanding common stock, Rugby Group is entitled to designate for nomination by the Board of Directors three, two or one director(s), respectively. If shares of common stock beneficially owned by Rugby Group and its affiliates in the aggregate at any time would constitute less than 30% of the Company’s outstanding stock solely as a result of Rugby Group’s sale of shares to the Company in August 2001, Rugby Group will continue to have the right to nominate three directors so long as the common stock received in the

December 1999 transaction and held by Rugby Group and its affiliates in the aggregate constitutes at least Rugby Group’s new ownership percentage after giving effect to the Company’s repurchase of these shares, as this percentage may increase from time to time as a result of the Company’s repurchase of common stock. So long as the Huttig common stock owned by Rugby Group and received in the Exchange constitutes 10% or more of the Company’s outstanding common stock, Rugby Group is required to be present at all meetings of the Company’s stockholders and to vote its shares of common stock in favor of the Board’s nominees for election to the Board of Directors. The Crane Fund, one of the Company’s principal stockholders, also agreed with Rugby Group that, so long as the common stock owned by Rugby Group and received in the Exchange constitutes 10% or more of the Company’s outstanding common stock, the Crane Fund would be present at all meetings of the Company’s stockholders and vote its shares of common stock for the nominees designated by Rugby Group as provided in the Registration Rights Agreement.

Based on information as of February 28, 2005, Rugby Group beneficially owned 29.3% of the Company’s common stock. RMC Group, p.l.c., a public limited company organized under the laws of England and Wales, owns 100% of the outstanding capital stock of Rugby Group. CEMEX UK Limited owns 100% of the outstanding capital stock of RMC. Messrs. Glass and Tanner are Rugby Group’s current designees to the Board of Directors and Mr. Wise is Rugby Group’s designated nominee for election as a director for a term expiring in 2008. See “Certain Relationships and Related Transactions” on page 24 of this Proxy Statement.

Board Independence

The Board of Directors has affirmatively determined that each of the Company’s directors and nominees for director other than Mr. Lupo, who serves as President and Chief Executive Officer of the Company, has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and is independent within the meaning of the Company’s director independence standards, which reflect exactly the NYSE’s director independence standards as currently in effect. In reaching its determination, the Board considered the status of Messrs. Glass, Durant and Tanner as designees of Rugby Group, the Company’s principal stockholder, none of whom are officers or directors of Rugby Group or RMC Group, p.l.c., which owns 100% of the outstanding capital stock of Rugby Group. The Board also determined, that, if elected, Mr. Wise would be independent under the applicable rules. The Board also considered the NYSE’s view that ownership of even a significant amount of stock, by itself, does not bar an independence finding, and concluded that such directors’ status as designees of Rugby Group was not a relationship that caused such directors not to exercise independent judgment in carrying out their responsibilities.

Board Structure and Committee Composition

As of the date of this Proxy Statement, the Board of Directors has nine directors and the following four standing committees: (1) Executive, (2) Audit, (3) Management Organization and Compensation, and (4) Nominating and Governance. The Executive Committee meets when a quorum of the full Board of Directors cannot be readily obtained. Each of the other committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on the Company’s website at www.huttig.com/corporate_governance.asp. Copies are also available in print upon request to the Company addressed to the Office of the Corporate Secretary at 555 Maryville University Dr., Suite 240, St. Louis, MO 63141.

The memberships of Board committees during 2004 were, and as of the mailing date of this Proxy Statement are, as follows:

Executive Committee	Audit Committee	Management Organization and Compensation Committee	Nominating and Governance Committee
R. S. Evans (Chairman) A. S. J. Durant D. H. Tanner M. A. Lupo	D. R. Gardner (Chairman) E. T. Bigelow, Jr. R. S. Forté J. Keith Matheney (since May 2004)	E. T. Bigelow, Jr. (Chairman) A. S. J. Durant D. R. Gardner Donald L. Glass (since September 2004) D. H. Tanner	R. S. Evans (Chairman) E. T. Bigelow, Jr. A. S. J. Durant R. S. Forté Donald L. Glass (since September 2004)

During 2004, the Board of Directors held eight meetings (one of which was held by telephone conference), the Audit Committee held seven meetings (two of which were held by telephone conference to review quarterly financial information), the Management Organization and Compensation held five meetings, and the Nominating and Governance Committees held four meetings. Two of the Board meetings included executive sessions from which management was excused. R. S. Evans, Chairman of the Board, presided at those executive sessions. In addition, a special joint meeting of the Audit Committee and Board of Directors was held by telephone conference on March 8, 2004. With the exception of Mr. Durant, each director attended over 75% of the total number of meetings of the Board of Directors and the committees on which he served that were held during his period of service.

It is the Company’s policy that each director shall attend the Annual Meeting of Stockholders. With the exception of Mr. Durant, all of our directors who held office at the time of the 2004 Annual Meeting attended the 2004 Annual Meeting.

Audit Committee

The Audit Committee is the Board’s principal agent in fulfilling legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company. Each of the members of the Committee qualifies as “independent” under the provisions of Section 10A of the Securities Exchange Act of 1934 and the rules of the SEC promulgated thereunder, as well as the NYSE’s independence rules relating to audit committees, and meets the financial literacy and expertise requirements of the NYSE. Although no one member of the Audit Committee appears to meet all of the requirements of an “audit committee financial expert” as defined in regulations of the SEC under the Sarbanes-Oxley Act of 2002, the Board of Directors believes that the members of the Audit Committee collectively possess the required attributes concerning the understanding of generally accepted accounting principles and financial statements, the application of such principles in connection with accounting for estimates, accruals and reserves, the understanding of internal controls and procedures for financial reporting and the understanding of audit committee functions.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement confirming the absence of any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the independent auditors any activities that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors’ independence. The committee also received a report on the quality control procedures of the independent auditors as well as the most recent peer review conducted under guidelines of the American Institute of Certified Public Accountants. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing, and results of the internal audit examinations. The committee reviewed with the independent auditors and the internal auditors their audit plan and audit scope and the independent auditors’ examination of the financial statements. The Audit Committee has the authority to select, evaluate and, where appropriate, replace the independent auditors or to nominate the independent auditors to be proposed for stockholder approval. The Audit Committee also is responsible for reviewing compliance with the Company’s Code of Business Conduct and Ethics policy, and for administering and enforcing the Company’s accounting and auditing complaint procedures adopted in accordance with Section 301 of the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted the Audit Committee Charter attached to this Proxy Statement as Appendix A. A more detailed description of the functions of the Audit Committee can be found therein.

The report of the Audit Committee is included on page 9 of this Proxy Statement.

Management Organization and Compensation Committee

The Management Organization and Compensation Committee’s duties include coordinating the annual evaluation of the Chief Executive Officer, recommending to the Board of Directors all actions regarding compensation of the Chief Executive Officer, review of the compensation of other officers and key employees, review of director compensation, administration of the Huttig Building Products, Inc. EVA Incentive Compensation Plan, the Huttig Building Products, Inc. 1999 Stock Incentive Plan, the Huttig Building Products, Inc. 2001 Stock Incentive Plan, the Nonemployee Directors Plan and the Incentive Compensation Plan, review and approval of significant changes or additions to the compensation policies and practices of the Company, and review of management development and succession planning policies. Each of the members of the Management Organization and Compensation Committee meets the independence requirements of the NYSE’s corporate governance listing standards.

The report of the Management Organization and Compensation Committee on executive compensation is included in this Proxy Statement beginning on page 16.

Nominating and Governance Committee

The Nominating and Governance Committee’s duties include developing criteria for selection of and identifying potential candidates for service as directors of the Company, administering policies regarding tenure of service and retirement for members of the Board of Directors, and responsibility and oversight of corporate governance matters, including evaluation of the Board of Directors and its committees. Each of the members of the Nominating and Governance Committee meets the independence requirements of the NYSE’s corporate governance listing standards.

Director Qualifications and Nominating Procedures

The Company’s Corporate Governance Guidelines provide that the Board should generally have from seven to ten directors, a substantial majority of whom must qualify as independent directors under the listing standards of the NYSE. Criteria for Board membership take into account skills, expertise, integrity, diversity and other qualities that are expected to enhance the Board’s ability to manage and direct the business and affairs of the Company. In general, nominees for director should have an understanding of the workings of large business organizations such as the Company and senior level executive experience, as well as the ability to make independent, analytical judgments, the ability to be an effective communicator, and the ability and willingness to devote the time and effort to be an effective and contributing member of the Board. A director who serves as the Company’s Chief Executive Officer should not serve on more than two public company boards in addition to the Board, and other directors should not sit on more than four public company boards in addition to the Board. The members of the Audit Committee should not serve on more than two other audit committees of public companies.

The Nominating and Governance Committee will, from time to time, seek to identify potential candidates for director nominees to sustain and enhance the composition of the Board with the appropriate balance of knowledge, experience, skills, expertise and diversity. In this process, the committee will consider potential candidates proposed by other members of the Board, by management or by stockholders, and the committee has the sole authority to retain a search firm to assist in this process, at the expense of the Company. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the committee, a stockholder must submit the recommendation in writing and must supply the following information:

•	The name, age and business address of the proposed candidate;

•	The proposed candidate’s resume or a listing of his or her qualifications to be a director of the Company;

•	A description of what would make such person a good addition to the Board;

•	A description of any relationships that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

•	A confirmation of such person’s willingness to serve as a director if selected by the Nominating and Governance Committee and nominated by the Board;

•	The name of the stockholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and

•	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s Proxy Statement if such person were a nominee, including, without limitation, the number of shares of Company common stock beneficially owned by such candidate.

Once the Nominating and Governance Committee has identified a potential candidate, the committee, as an initial matter, may collect and review publicly available information regarding the person to assess whether the person should be considered further. Thereafter, if the committee determines that the candidate has potential, a more in-depth consideration would be undertaken. Generally, if the person expresses a willingness to be considered and to serve on the Board and the Committee believes that the candidate has the potential to be a good candidate, the committee would seek to gather information from or about the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and, as appropriate, conduct one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

In addition to the Nominating and Governance Committee’s process for considering candidates for director nominees described above, the Company’s By-Laws also permit stockholders to nominate any person for election as a director at an annual stockholders meeting. A stockholder who intends to nominate such a person must notify the Secretary of the Company in writing not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. If an Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding Annual Meeting, a stockholder’s notice must be received by the Company not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs. In addition to the information that must be supplied for candidates submitted for consideration by the Nominating and Governance Committee as described above, the notice must also set forth, as to the stockholder providing such notice, the following information:

•	The name and record address of such stockholder;

•	The number of shares of common stock beneficially owned by such stockholder;

•	A description of any arrangement between such stockholder and each of his or her nominees and any other persons, including their names, pursuant to which the nominations are made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate his or her nominees; and

•	Any other information required to be disclosed in solicitations for proxies for elections of directors under the federal securities laws.

Any stockholder nominations for next year’s Annual Meeting, together with the information described above, must be sent to the Office of the Corporate Secretary at 555 Maryville University Dr., Suite 240, St. Louis, Missouri 63141. In order to allow for timely consideration and inclusion in the Company’s Proxy Statement and form of proxy for the 2006 Annual Meeting of Stockholders the Corporate Secretary must receive such information no later than November 25, 2005. See “Miscellaneous—Next Annual Meeting; Stockholder Proposals” on page 38 of this Proxy Statement.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any Chairman of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the Company “c/o Dianne E. Muccigrosso” at 555 Maryville University Dr., Suite 240, St. Louis, Missouri 63141. To communicate with any of our directors electronically, stockholders should use the following e-mail address: corporatesecretary@huttig.com.

The office of the Corporate Secretary will open all communications received as set forth in the preceding paragraph for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or email is addressed.

Compensation of Directors

Directors who are also employees of the Company receive no compensation for serving on the Board. During 2004, the standard retainer payable to each non-employee director, other than Mr. Evans, was $20,000 per year. Mr. Evans received an annual fee of $100,000 for his services as Chairman. Non-employee directors also receive $2,000 for each board meeting attended.

The chairman of the Audit Committee receives a $10,000 annual fee and the chairmen of the Management Organization and Compensation Committee and the Nominating and Governance Committee receive a $3,000 annual fee. Non-chair members of the Audit Committee also receive a $1,500 annual fee. Non-employee members of the Executive Committee receive an annual retainer of $2,000. Members of committees receive $2,000 for each committee meeting attended.

The Company reimburses its directors for reasonable expenses incurred in attending board and committee meetings.

Each of Messrs. Durant and Tanner have agreed with Rugby Group to transfer to Rugby Group all compensation payable to them for services as a non-employee director of the Company.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2004 audited by KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with KPMG LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380.) The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s internal controls and financial reporting process and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Other than Mr. Matheney, who is a practicing certified public accountant, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The members of the Audit Committee are not, and do not represent themselves to be performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent.”

This report is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that this report be treated as “soliciting material” or specifically incorporates it by reference into a document filed with the Securities and Exchange Commission.

Submitted by:

The Audit Committee of the

Board of Directors of Huttig Building Products, Inc.

D. R. Gardner—Chairman

E. T. Bigelow, Jr.

R. S. Forté

J. K. Matheney

Executive Officers

Huttig’s executive officers as of March 25, 2005 and their respective ages and positions are set forth below:

Name	Age	Position
Michael A. Lupo	72	President and Chief Executive Officer
Carl A. Liliequist	51	Executive Vice President
Richard A. Baltz	38	Vice President, Internal Audit
Hank J. Krey	58	Vice President and Chief Information Officer
Thomas S. McHugh	40	Vice President, Finance, Chief Financial Officer and Treasurer
Darlene K. Schroeder	47	Vice President, Human Resources
Paul F. Tamburelli	54	Vice President, Safety and Risk Management Division
Jon P. Vrabely	40	Vice President, Operations

Set forth below are the positions held with the company and the principal occupations and employment during the past five years of Huttig’s executive officers.

Michael A. Lupo was appointed to the Board of Directors in December 2002 and named President and Chief Executive Officer in April 2003. Mr. Lupo served as interim President and Chief Executive Officer from March 2003 to April 2003. Mr. Lupo retired from his position as Executive Vice President and Chief Financial Officer of ABTco Ltd., a manufacturer and distributor of specialty building products in September 1997. Since then, Mr. Lupo has served as an executive consultant, including senior management roles, for companies in a variety of industries, including building products manufacturing and distribution, diagnostic imaging, laser technology and electrical contracting, including as the Chairman and Chief Executive Officer of MEDX, Inc., a supplier of cameras, parts and service used in nuclear medicine, from February 1999 to March 2003.

Carl A. Liliequist was promoted to Executive Vice President in May 2004. Mr. Liliequist had previously served as Vice President, Sales and Operations since March 2003. From October 2001 to March 2003, Mr. Liliequist served as a Regional Sales Manager of the Company. From 1998 to September 2001, he was a Regional Vice President of the Company.

Richard A. Baltz was named Vice President, Internal Audit in April 2004. Mr. Baltz has served as Director, Internal Audit since July 2003. Before joining Huttig, from May 2001 to July 2003, Mr. Baltz was employed as Director, Management Assurance Services with KPMG, LLP, where he performed outsourced internal audit and risk assessment services. Mr. Baltz also served as Director, Risk Control with Enron Energy Services from July 2000 to April 2001.

Hank J. Krey was named Vice President and Chief Information Officer in August 2003. From January 2001 to June 2003, Mr. Krey was Vice President of Information Systems for Aurora Foods, Inc., a food manufacturer based in St. Louis. From April 1994 to January 2001, Mr. Krey was the Vice President and Director of Information Systems for Ralcorp Holdings, Inc., a St. Louis based food manufacturer and leading producer of private label products.

Thomas S. McHugh was named Vice President, Finance and Chief Financial Officer in January 2002. Mr. McHugh served as Corporate Controller from May 2000, when he joined the Company, to January 2002, and as Treasurer since April 2001. From 1993 until joining the Company, Mr. McHugh worked at XTRA Corporation, an international lessor of transportation equipment, most recently as Corporate Controller.

Darlene K. Schroeder was named Vice President, Human Resources in February 2005. Since July 2004, she has held the position of Human Resources Director. Ms. Schroeder joined the Company in May 2003 as Director of Training and Employee Development. Before joining the Company, Ms. Schroeder held management positions with BearingPoint, Inc., JD Edwards, and ABT Building Products.

Paul F. Tamburelli was named Vice President, Safety and Risk Management in July 2004. Mr. Tamburelli brought to the Company over 20 years of experience in the safety and risk management fields with a focus on loss control. Prior to joining the Company, Mr. Tamburelli served as Corporate Director, Risk Management for XTRA Corporation. Mr. Tamburelli serves on the boards of several industry associations, including the Executive Committees of the National Safety Council and the Transportation Division of the American Society of Safety Engineers.

Jon P. Vrabely was promoted to Vice President, Operations in December 2004. Before that Mr. Vrabely served as Vice President, Product Management beginning in September 2003. Mr. Vrabely has also served as the Company’s Vice President, Builder Resource, since October 2002. From January 2001 to October 2002, Mr. Vrabely served as Director and Senior General Manager of Builder Resource. From July 1999 to December 2000, the Company employed Mr. Vrabely as General Manager of its Auburn, Washington facility. Prior to joining Huttig in July 1999, Mr. Vrabely held several management positions with WESCO Distribution, an international distributor of electrical supplies and apparatus.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY DIRECTORS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned, directly or indirectly, by the Company’s directors and nominees for director, the executive officers named in the Summary Compensation Table and all of the Company’s directors and executive officers as a group, as of February 28, 2005. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the Company’s securities. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them.

	Unrestricted Shares Owned(1)		Shares in Company 401(k) Plan	Shares of Restricted Stock Owned(2)	Shares Underlying Exercisable Options(3)	Total Shares Beneficially Owned(4)		Percent of Shares Outstanding
Non-Employee Directors:
R. S. Evans	457,518	(5)	—	—	100,000	557,518		2.8%
E. Thayer Bigelow, Jr.	8,593	(6)	—	—	20,000	28,593		*
Alan S. J. Durant	3,000		—	—	—	3,000		*
Richard S. Forté	8,902		—	—	20,000	28,902		*
Dorsey R. Gardner	4,987		—	—	20,000	24,987		*
Donald L. Glass	—		—	—	—	—		—
Delbert H. Tanner	—		—	—	—	—		—
J. Keith Matheney	—		—	—	—	—		—
Steven A. Wise (Nominee)	—		—	—	—	—		—
Named Executive Officers:
Michael A. Lupo	2,000		2,593	—	450,000	454,593	(7)	2.3%
Carl A. Liliequist	10,646		7,924	—	130,900	149,470	(8)	*
Nick H. Varsam(9)	5,333		4,436	1,667	69,000	80,436	(10)	*
Thomas S. McHugh	12,700		5,364	5,000	73,500	96,564		*
Jon Vrabely	16,666		5,613	8,334	5,000	35,613	(11)	*
Directors and executive officers as a group (16 persons)	530,345		25,930	15,001	888,400	1,459,676		7.1%

*	Represents holdings of less than 1%.
(1)	Includes previously restricted shares, the restrictions on which have lapsed.
(2)	Includes shares issued under the Company’s stock plans that have not vested as of February 28, 2005. These shares are subject to forfeiture if the employee’s service with the Company is terminated prior to vesting.
(3)	Includes shares underlying options granted by the Board of Directors to certain non-employee directors and shares underlying options granted to employees under the Company’s 1999 Stock Incentive Plan and Amended and Restated 2001 Stock Incentive Plan, which options are exercisable within 60 days of February 28, 2005, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(4)	Attached to each share of common stock is a preferred share purchase right to acquire one one-hundredth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $.01 per share, which preferred share purchase rights are not currently exercisable.
(5)	Does not include 107 shares owned by Mr. Evans’ spouse, the beneficial ownership of which is expressly disclaimed by Mr. Evans.
(6)	Does not include 99 shares owned by Mr. Bigelow’s spouse, the beneficial ownership of which is expressly disclaimed by Mr. Bigelow.
(7)	Excludes 2833.11 phantom shares invested in the Huttig Stock Fund under the Company’s Deferred Compensation Plan, calculated as of February 28, 2005.
(8)	Excludes 15.60 phantom shares invested in the Huttig Stock Fund under the Company’s Deferred Compensation Plan, calculated as of February 28, 2005.
(9)	On February 4, 2005, Mr. Varsam resigned his employment as the Company’s Vice President—General Counsel and Secretary and entered into a separation agreement with the Company. See “Employment Contracts and Severance and Change of Control Arrangements—Management Changes and Terms of Separation” on page 20 of this Proxy Statement.
(10)	Excludes 99.95 phantom shares invested in the Huttig Stock Fund under the Company’s Deferred Compensation Plan, calculated as of February 28, 2005.
(11)	Excludes 55.65 phantom shares invested in the Huttig Stock Fund under the Company’s Deferred Compensation Plan, calculated as of February 28, 2005.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

The following table sets forth the ownership of common stock by each person known by the Company to beneficially own more than 5% of the common stock based on the number of shares of common stock outstanding as of February 28, 2005. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
RMC Group p.l.c.	5,755,940(2)	29.3%
RMC House Coldharbour Lane Thorpe, Egham, Surrey TW20 8TD United Kingdom

The Crane Fund(3)	1,728,537	8.8%
100 First Stamford Place
Stamford, CT 06902

Paradigm Capital Management, Inc.	1,716,200(4)	8.7%
Nine Elk Street
Albany, NY 12207

Wellington Management Company, LLP	1,278,600(5)	6.5%
75 State Street
Boston, MA 02109

(1)	Attached to each share of common stock is a preferred share purchase right to acquire one one-hundredth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $.01 per share, which preferred share purchase rights are not currently exercisable.
(2)	According to a Statement on Schedule 13D/A filed by RMC Group on August 23, 2001, as of that date RMC Group owned 100% of the outstanding shares of Rugby Group, which is the direct beneficial owner of these shares.
(3)	The Crane Fund is a charitable trust managed by trustees appointed by the board of directors of Crane Co. The incumbent trustees are: G. A. Dickoff, A. I. duPont, E.M. Kopczick and M. L. Raithel, all of whom are executive officers of Crane. Pursuant to the trust instrument, the shares held by the trust shall be voted by the trustees as directed by the Board of Directors of Crane, the distribution of the income of the trust for its charitable purposes is subject to the control of the Board of Directors of Crane and the shares may be sold by the trustees only upon the direction of the Board of Directors of Crane. Messrs. Evans, Bigelow, Forté and Gardner are directors of Crane. None of the directors or the trustees has any direct beneficial interest in, and all disclaim beneficial ownership of shares held by The Crane Fund.
(4)	This information is based solely on a Statement on Schedule 13G filed by Paradigm Capital Management, Inc. on February 14, 2005.
(5)	This information is based solely on a Statement on Schedule 13G filed by Wellington Management Company, LLC on February 14, 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

Shown below is information concerning the annual and long-term compensation for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 2004, 2003 and 2002 for Michael A. Lupo, the Company’s Chief Executive Officer since March 2003, and the other four most highly compensated individuals who served as executive officers of the Company at December 31, 2004 (collectively, the “named executive officers”).

	Annual Compensation					Long Term Compensation
Name and Principal Position	Year	Salary($)		Bonus ($)(1)	Other Annual Compensation($)	Restricted Stock Award($)(2)	Securities Underlying Options/ SARS(#)	LTIP Payouts($)	All Other Compensation($)(3)
Michael A. Lupo	2004	500,000		625,677	—	—	100,000	—	31,757
President and	2003	427,500	(4)	449,376	—	—	400,000	—	23,695
Chief Executive Officer	2002	—		—	—	—	—	—	—

Carl A. Liliequist	2004	228,125		361,534	—	—	25,000	—	6,636
Executive Vice President	2003	190,356		265,014	—	—	100,000	—	7,316
	2002	157,500		—	—	—	—	—	6,000

Nick H. Varsam	2004	206,250		208,559	—	—	10,000	—	6,594
Vice President—	2003	191,250		155,891	—	13,500	—	—	6,209
General Counsel(5)	2002	170,000		—	—	—	34,000	—	6,176

Thomas S. McHugh	2004	206,250		208,559	—	—	10,000	—	6,437
Vice President—Finance,	2003	189,792		155,891	—	40,500	—	—	6,002
Chief Financial Officer	2002	164,042		—	—	—	40,000	—	5,802

Jon P. Vrabely	2004	187,500		238,559	—	—	10,000	—	6,558
Vice President—	2003	175,000		155,891	—	67,500	—	—	2,299
Operations	2002	135,000		5,000	—	—	—	—	4,303

(1)	Represents amounts earned by the named executive officers under the Company’s EVA Incentive Compensation Plan, except as otherwise noted. See the section captioned “Short and Medium-Term Executive Compensation” in the Report on Executive Compensation by the Management Organization and Compensation Committee of the Company beginning on page 16. Amounts reported include the annual cash payout, if any, after allocation of the EVA award earned for that year and, for 2002 only, for executives who elected to receive 50% of their EVA award in the form of restricted shares, the value of shares awarded for that year, based on the closing sales price per share of the Company’s common stock on the New York Stock Exchange on the date the shares were awarded. After giving effect to such cash payouts and allocations of positive EVA awards for 2004, the named executive officers have credited to their cash accounts under the EVA plan the following dollar amounts, which are subject to decrease in future years: Mr. Liliequist, $263,917; Mr. McHugh $145,590; and Mr. Vrabely $163,475.
(2)	Reflects the value of shares of restricted stock granted to such individuals under the Company’s 1999 Stock Incentive Plan and Amended and Restated 2001 Stock Incentive Plan, based on the closing sales price per share of the Company’s common stock on the New York Stock Exchange on the date of grant.
(3)	Amounts include Huttig’s matching contribution for eligible employees under Huttig’s 401(k) plan and Deferred Compensation Plan, and premiums for life insurance.
(4)	Includes $112,500 in compensation at a rate of $75,000 per month received while serving as interim President and Chief Executive Officer of the Company from March 2003 through April 2003.
(5)	On February 4, 2005, Mr. Varsam resigned his employment as the Company’s Vice President—General Counsel and Secretary and entered into a separation agreement with the Company. See “Employment Contracts and Severance and Change of Control Arrangements—Management Changes and Terms of Separation” on page 20 of this Proxy Statement.

Option Grants In Last Fiscal Year

Shown below is information on each grant to the named executive officers of options to purchase shares of common stock pursuant to the Amended and Restated 2001 Stock Incentive Plan during the year ended December 31, 2004.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price $/Share(1)	Expiration Date	Grant Date Present Value($)(2)
Michael A. Lupo	100,000	23.1%	$7.23	4/27/2014	$344,240
Carl A. Liliequist	25,000	5.8%	$7.23	4/27/2014	$86,060
Nick H. Varsam	10,000	2.3%	$7.23	4/27/2014	$34,424
Thomas S. McHugh	10,000	2.3%	$7.23	4/27/2014	$34,424
Jon P. Vrabely	10,000	2.3%	$7.23	4/27/2014	$34,424

(1)	Exercise price represents the average of the high and low sales prices of the Company’s common stock on the New York Stock Exchange—Composite Transactions Tape the respective date of grant (April 27, 2004 for Messrs. Lupo, Liliequist, Varsam, McHugh and Vrabely). With the exception of Mr. Lupo, options vest 50% on the first anniversary of the date of grant, 25% on the second anniversary and the remaining 25% on the third anniversary. See “Compensation for the Chief Executive Officer” on page 18 of this Proxy Statement.
(2)	The amounts shown were calculated using a Black-Scholes option pricing model and do not reflect the actual value of the option awards at any time. The estimated values assume a risk-free rate of return of 3.4% based upon the five-year Treasury Bill rate, a standard deviation of stock return of 52%, a dividend payout ratio of 0% and an option duration of 5 years. The standard deviation of stock return represents a statistical measure intended to reflect the anticipated fluctuation of price movements over the life of the option. The actual value, if any, that an executive may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised, and so the value realized by an executive may be more or less than the value estimated by the Black-Scholes model.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

The information set forth in the following table relates to options to purchase common stock that were exercised by the named executive officers in 2004 and the value of unexercised options held as of December 31, 2004.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael A. Lupo	—	—	200,000	300,000	$1,630,000	$1,952,000
Carl A. Liliequist	—	—	118,400	75,000	$793,374	$454,000
Nick H. Varsam	—	—	55,500	18,500	$284,663	$71,088
Thomas S. McHugh	—	—	58,500	20,000	$310,485	$77,950
Jon P. Vrabely	—	—	—	10,000	$—	$32,200

(1)	Based on a share price of $10.45, which was the closing sales price per share of the Company’s common stock on the New York Stock Exchange on December 31, 2004.

Report on Executive Compensation by the Management Organization and Compensation Committee of the Company

The Management Organization and Compensation Committee (the “Committee”) of the Board of Directors of the Company believes that the Company’s compensation program is designed to attract and retain talented executives whose interests are aligned with the Company’s stockholders and who are motivated to contribute to the Company’s long-term financial success. The Company provides its executives with competitive base pay as well as the opportunity to earn significant compensation if the Company’s financial performance significantly exceeds prior year results. The Committee periodically reviews independent compensation surveys as guidelines to determine competitive pay practices. Independent compensation consultants have also summarized the survey data. The surveys typically compare the compensation practices of U.S.-based public companies of similar size to the Company, some of which are also in the Company’s industry. The determination of the Company’s peer group was based on comparable revenues, market capitalizations, matched job positions and compensation data. These companies include those in the Company’s peer group set forth in the Stock Performance Graph included as part of the Company’s Proxy Statement for the 2005 Annual Meeting. In reviewing the survey data, the Committee focused on total cash (salary plus target bonus) and total direct (salary plus target bonus plus expected value of long-term incentives) compensation.

The Committee continues to maintain a three-pronged approach to executive officer and key employee compensation: competitive base salaries; short and medium-term cash and equity incentive compensation linked to measurable changes in stockholder value; and long-term incentive compensation utilizing awards of stock options and restricted stock, the ultimate value of which is linked to increases in stockholder returns, primarily through increases in the price of the Company’s common stock. Each of these components represents a portion of each executive officer’s total compensation package. The appropriate mix of compensation for each individual, however, may differ based on the nature and level of the individual’s responsibilities. For example, for individuals who have primarily business unit or sales related responsibilities, incentive, or “at-risk,” compensation may represent a greater portion of their total compensation commensurate with their ability to influence directly key performance measures, such as sales and operating profit.

Base Salaries

At the beginning of each year, the Committee reviews the base salaries of each executive officer and assesses salary levels based on the individual’s responsibilities and competitive salary data. The Chief Executive Officer typically presents his recommendations as to salary adjustments for the executive officers and his other direct reports to the Committee at that time. One of the named executive officers received a salary increase in May 2004 to reflect his promotion. Four other named executive officers received competitive market increases of 11.4%, 6.9%, 5.7%, 5.0% and 5.0%, respectively, during 2004. Based on the Committee’s review of executive salaries of the named executive officers and the current Chief Executive Officer, base salaries in 2004 for the named executive officers, excluding the promotion-based increase, increased an average of 4.3% over 2003. All of the base salaries of the Company’s executive officers are at levels that, in the view of the Committee, are appropriate for executives of a public corporation of the Company’s size and industry category.

Short and Medium-Term Incentive Compensation

The Company’s short and medium-term incentive compensation program continues to be based on the principle of economic value added (“EVA”) over a three-year rolling horizon. EVA1 is defined as the difference between the return on total capital invested in the business (measured as net operating profit after tax, divided by total capital employed) and the cost of capital, multiplied by total capital employed. The Committee believes that, compared to other common performance measures such as return on capital, return on equity, growth in earnings per share and growth in cash flow, EVA has the highest correlation with the Company’s overall

1EVA is a registered trademark of Stern, Stewart & Co.

financial performance and the creation of long-term stockholder value. In January of each year, the Committee also reassesses both the strengths and weaknesses of EVA-based compensation as part of its consideration of all executive compensation and performance measures for the coming year.

All of the Company’s executive officers and certain other key employees participate in the Company’s EVA Incentive Compensation Plan, which the Committee administers. The EVA plan, as amended, provides for positive and negative awards and increases or decreases in EVA generated during the year, both absolutely and as compared to the prior year. The key elements of the EVA formula are the Company’s cost of capital, cash tax rate, return on capital, amount of capital employed, net operating profit after taxes and the prior year’s EVA. Thus, the EVA formula requires the executive to focus on improvement in the Company’s balance sheet as well as its income statement. At the beginning of each year, the Committee approves a weighted average cost of capital for use in the EVA formula.

The Company’s EVA is calculated based on year-end results and, together with the increase or decrease in EVA compared to the prior year, is used to determine the total potential award pool available for the named executive officers, including the Chief Executive Officer, and certain other key employees. The size of an executive officer’s potential EVA award is based on a percentage of the total pool assigned to each officer at the beginning of the year, which percentages the Committee reviews annually based upon recommendations of the Chief Executive Officer. Awards under the EVA plan are generally uncapped to provide maximum incentive to create value; however, an executive’s award in any given year may be negative when EVA generated during that year is less than that of the prior year. There is a $2 million limit on the annual award of any participant who is subject to Section 162(m) of the Internal Revenue Code.

In October 2004, the Committee reviewed EVA bonus projections for 2004 through 2007 and decided to engage an outside compensation consultant to review the competitiveness of the Company’s overall compensation plan.

The Committee believes that the EVA plan, as amended, provides its executive officers and key employees with tangible and significant short and medium-term performance incentives. The bank account concept, with the deferred payout at risk, continues to give the plan a longer term perspective than annual cash bonus programs and provides participants with ownership incentives as their accounts build or decline. Although the plan is formula driven, the Committee retains discretion to review and adjust its impact on individuals for reasonableness and to insure that participants continue to be properly incentivized.

In February 2005, the Committee determined and approved EVA awards for 2004 totaling $2,085,590 for the named executive officers and certain other key employees. In determining the total EVA bonus pool available for such persons, the Committee took into consideration a number of events that occurred, including the business decisions made prior to Mr. Lupo becoming the Chief Executive Officer and the associated impact of those events on the Company’s 2003 results.

Long-Term Incentive Compensation

The Committee believes that executive officers approach their responsibilities more like owners of the Company as their holdings of and potential to own the Company’s common stock increase. All of the Company’s executive officers have been granted and are eligible to receive stock options or restricted stock awards under the Company’s 1999 Stock Incentive Plan and Amended and Restated 2001 Stock Incentive Plan. As of February 2005, 237,005 shares remained available for future grants under both plans. As of February 2005, directors and executive officers as a group beneficially owned 5.8% of the Company’s outstanding common stock. This excludes options to purchase 486,000 shares of common stock held by the former Chief Executive Officer, which were vested at the date of termination of his employment and are exercisable until June 29, 2005, in accordance with his resignation agreement.

In April 2004, the Committee determined the equity-based awards for its executive officers and certain other key employees, other than the Chief Executive Officer, based on recommendations by the Chief Executive Officer. The Committee recommended to the Board of Directors, and the Board approved, awards of stock options totaling 332,500 shares to the named executive officers, other than the Chief Executive Officer, and certain other key employees of the Company.

Compensation for the Chief Executive Officer

In April 2003, the Company entered into, an employment agreement dated May 1, 2003, with Mr. Lupo. Pursuant to this agreement, Mr. Lupo agreed to continue to serve as the Company’s President and Chief Executive Officer for a term of two years at an annual base salary of $500,000, which the Board may adjust from to time, reimbursement of local living expenses of no more than $50,000 per year and the use of a Company-provided automobile. The Board-approved terms of Mr. Lupo’s compensation also included severance benefits in the event of a change of control of the Company, although the Company did not enter into a formal change of control agreement with Mr. Lupo at that time. On April 27, 2004, the Committee recommended to the Board of Directors, and the Board approved, an award of stock options totaling 100,000 shares to the Chief Executive Officer. Those options vest 50% on the first anniversary of the date of grant and 50% on the second anniversary. On March 1, 2005, the Board approved an extension of Mr. Lupo’s employment agreement through December 31, 2006. On March 1, 2005, Mr. Lupo also entered into a Change of Control Agreement with the Company. See “Employment Contracts and Severance and Change of Control Arrangements—Management Changes and Terms of Separation” on page 20 of this Proxy Statement.

Notwithstanding the terms of the EVA plan, Mr. Lupo is entitled under his agreement to receive a distribution of the entire balance of his EVA plan account each year and a pro rata allocation to his EVA plan account for all partial EVA plan years during the term of his agreement. None of his bonus awards under the EVA plan may be forfeited except if the Company terminates his employment for cause. In determining Mr. Lupo’s bonus award under the EVA plan for 2004, the Committee considered the same factors as noted for all EVA plan participants. Notwithstanding his right to receive a full distribution of his EVA plan account; Mr. Lupo agreed to defer 50% of his 2004 EVA award consistent with the terms of the plan.

Section 162(m) of the Internal Revenue Code

In 1993, Congress adopted the Omnibus Budget Revenue Reconciliation Act of 1993, certain provisions of which (Section 162(m) of the Internal Revenue Code) for tax years beginning after December 31, 1993 limit to $1 million per employee the deductibility of compensation paid to the executive officers required to be listed in the Company’s proxy statement unless the compensation meets certain specific requirements. As a matter of policy, the Committee intends to develop and administer compensation programs that will maintain deductibility under Section 162(m) for all executive compensation, except in the limited circumstance when the materiality of the deduction is in the judgment of the Committee significantly outweighed by the incentive value of the compensation.

Submitted by:

The Management Organization and Compensation Committee

of the Board of Directors of Huttig Building Products, Inc.

E. T. Bigelow, Jr.—Chairman

D. R. Gardner

D. L. Glass

D. H. Tanner

Retirement Benefits

The Company does not sponsor a defined benefit pension plan for salaried employees.

Employment Contracts and Severance and Change of Control Arrangements

Employment Contracts with Executive Officers

Michael A. Lupo, a director of the Company since December 2002, was appointed interim President and Chief Executive Officer of the Company in March 2003 and, as such, received compensation of $75,000 per month plus reasonable expenses. In April 2003, the Board of Directors approved the terms of, and the Company entered into, an employment agreement dated May 1, 2003, with Mr. Lupo. Pursuant to this agreement, Mr. Lupo agreed to continue to serve as the Company’s President and Chief Executive Officer for a term of two years at an annual base salary of $500,000, which the Board may adjust from to time, reimbursement of local living expenses of no more than $50,000 per year and the use of a Company-provided automobile. Mr. Lupo also received options to purchase 400,000 shares of common stock at an exercise price of $2.30 per share, which was the average of the high and low sales prices of the common stock on the New York Stock Exchange on April 28, 2003, the date of grant. Under Mr. Lupo’s employment agreement, in the event that Mr. Lupo is terminated without cause, following a change in control or in the event of certain bankruptcy proceedings, within ten days of such a termination, the Company must pay to Mr. Lupo a fixed amount equal to one hundred percent of the base salary due him for the balance of the employment agreement and will be responsible for the unexpired portion of any executive automobile or other leases entered into by the Company or Mr. Lupo in connection with his employment agreement. In January 2004, the Board approved the extension of the term of Mr. Lupo’s employment agreement to December 31, 2005. On March 1, 2005, the Board approved a second extension of Mr. Lupo’s employment agreement through December 31, 2006.

Notwithstanding the terms of the EVA plan, Mr. Lupo is entitled under his agreement to receive a distribution of the entire balance of his EVA plan account each year and a pro rata allocation to his EVA plan account for all partial EVA plan years during the term of his agreement. None of his bonus awards under the EVA plan may be forfeited except if the Company terminates his employment for cause.

Carl A. Liliequist, the Company’s Executive Vice President, has an employment agreement with the Company that provides for his continued employment unless and until the agreement is terminated (i) by the Company giving to Mr. Liliequist not less than 12 months’ prior written notice, (ii) by Mr. Liliequist giving to the Company not less than one month’s prior written notice, (iii) without notice on Mr. Liliequist’ 65th birthday, (iv) by the Company or Mr. Liliequist upon one month’s prior written notice to the other upon Mr. Liliequist’ permanent disability or (v) by the Company without notice if Mr. Liliequist (A) commits fraudulent or dishonest acts, gross negligence, or disloyalty in connection with his employment, or is convicted of a criminal act involving dishonesty (whether or not such conviction is related to his employment), (B) violates the agreement and does not cure the violation within 30 days after the receipt of written notice by the Company or (C) dies. The Company has the right to treat a notice of termination given by Mr. Liliequist pursuant to clause (ii), above, as effective at any time after the giving of such notice. The agreement specifies Mr. Liliequist’ applicable annual base salary and provides that he is entitled to participate in the Company’s EVA Plan in accordance with the terms of that plan. The agreement also provides for the use of a Company automobile or the payment of an allowance intended to reimburse Mr. Liliequist for the expenses of his personal automobile. The agreement provides generally for the reimbursement of expenses and the participation in the Company’s customary benefits plans. If notice of termination of the agreement is given pursuant to clause (i) or (ii), above, the Company will continue to pay Mr. Liliequist his salary and provide all fringe benefits from the date such notice is provided up through the effective date of the termination. However, in the event that the agreement is terminated as described under clause (i), above, if Mr. Liliequist breaches the agreement during the period when such severance benefits are being paid, the Company will immediately upon such breach cease to be obligated to provide such severance benefits. If the Company exercises its right to treat a notice under clause (ii), above, as immediately effective, Mr. Liliequist will be entitled to no severance payments or benefits. Mr. Liliequist is obligated to use his best efforts during any applicable severance period to find other employment and severance payments will be offset by any compensation he receives from such other employment or could have received with reasonable efforts. The agreement (i) prohibits Mr. Liliequist from engaging in other business activities during his employment without the prior written consent of the Company, (ii) requires him to maintain in confidence all confidential information concerning the Company and (iii) contains customary non-solicitation, no-hire and non-compete provisions that continue for one year after his employment is terminated.

Management Changes and Terms of Separation

On February 4, 2005, Nick H. Varsam resigned his employment as the Company’s Vice President—General Counsel and Secretary. On that date, the Company entered into a separation agreement with Mr. Varsam entitling him to receive (i) his base salary for one year commencing on the date of the agreement, (ii), the current and deferred portions of his bonus earned through December 31, 2004, and (iii) continued participation through February 4, 2006 (or such earlier date as he obtains other employment) in the Company’s health, life and disability insurance plans, subject to certain restrictions. In addition, Mr. Varsam will be entitled to exercise his vested stock options for a period of one year from his date of separation. In addition, shares of restricted stock and stock options were vested by action of the Board of Directors. The Agreement contains a release of liability by Mr. Varsam in respect of the Company.

Change of Control Arrangements

The Company has an agreement with each of Michael A. Lupo, President and CEO; Carl A. Liliequist, Executive Vice President; Richard A. Baltz, Vice President, Internal Audit; Thomas S. McHugh, Vice President, Finance and Chief Financial Officer; Hank J. Krey, Vice President and Chief Information Officer; and Jon P. Vrabely, Vice President, Operations with obligations of the Company that arise in the event of a change of control. The Company has agreed to enter into change of control agreements with Paul F. Tamburelli and Darlene K. Schroeder that are similar to the agreements that the Company has with the above-mentioned persons. Each agreement is for a three-year period, but is automatically renewed annually for a new three-year period unless the Company gives notice that the period will not be extended.

Each of these change of control agreements provides for the applicable employee’s employment by the Company and continuation of the employee’s then current base salary, incentive compensation and benefits for three years (and longer, if the agreement is extended) following a change of control of the Company. Under each agreement, a “change of control” generally includes:

(i)	The acquisition, other than from the Company, of beneficial ownership of 50% (20% in the case of Mr. Liliequist’s agreement) or more of the then outstanding shares of the Company’s common stock of the Company, but excluding acquisitions by

(a)	The Company or any of its subsidiaries;
(b)	The Rugby Group Ltd. or any of its direct transferees;
(c)	Any employee benefit plan (or related trust) of the Company or its subsidiaries; or
(d)	Any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by substantially the same individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition; or

(ii)	Individuals who constitute the incumbent board (including those on the board at the date of the agreement and those whose election or nomination was approved by at least a majority of the then incumbent board) cease for any reason to constitute at least a majority of the board, but excluding from any “incumbent board” any such individual whose initial assumption of office is in connection with an actual or threatened election contest; or

(iii)	Approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which substantially the same persons who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such transaction, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

Under each agreement, after a change of control, if the employee’s employment is terminated by the Company without cause or by him with “Good Reason” (as defined in the agreement), the employee is immediately entitled to a proportionate amount of the greater of the previous year’s bonus or the average bonus paid in the previous three years, two times the sum of his annual salary and the average of the last three years’ bonuses, and all accrued deferred compensation and vacation pay. Employee benefits, medical coverage and other welfare benefits also continue until the end of the three-year period. “Good Reason” under the agreement is defined as:

(i)	Any failure by the Company to comply with any of the compensation and benefits obligations under the agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is promptly remedied by the Company;

(ii)	Any purported termination by the Company of the employee’s employment otherwise than as expressly permitted by the agreement; or

(iii)	Any failure by the Company to require a successor to assume the Company’s obligations under the agreement.

If the Company’s tax counsel determines that any economic benefit or payment or distribution by the Company to the employee pursuant to the agreement is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will reduce the aggregate payments due to the employee under the agreement and any other agreement, plan or program of the Company to an amount that is one dollar less than the maximum amount allowable without becoming subject to the excise tax.

The named executive officers and other key employees of the Company own shares of restricted stock or options to purchase the Company’s common stock granted under the Company’s 1999 Stock Incentive Plan and Amended and Restated 2001 Stock Incentive Plan. Under the terms of these plans and the agreements evidencing these grants, in the event of a “Change of Control” of the Company, the restrictions on the employee’s restricted stock will lapse. Similarly, if an employee’s employment is terminated following a “Change of Control” of the Company, all of the employee’s stock options will become immediately fully exercisable and may be exercised for a period of 90 days following termination. The term “Change of Control” is defined in the Plan. It is a complicated definition and cannot be described completely here, but it generally occurs if (i) the Company’s stock has been acquired as the result of a tender or exchange offer by an unrelated party, (ii) at least 20% of the outstanding stock of the Company has been acquired by a person or company that is not related to the Company, (iii) the Company has merged into another company and the Company’s stockholders do not continue to own more than 50% of the common stock of the company that survives the merger, (iv) the Company is liquidated or dissolved, (v) substantially all of the Company’s assets are sold to a person or company that is not related to the Company, or (vi) a majority of the Company’s Board of Directors changes without approval by the incumbent Board. Under the terms of these plans, the Management Organization and Compensation Committee also has the authority to accelerate the vesting of options granted.

Indemnification Agreements

The Company has entered into indemnification agreements with the non-employee directors of the Company. These agreements require the Company to indemnify the officers or directors to the full extent permitted by law against any and all expenses (including advances thereof), judgments, fines, penalties and amounts paid in settlement incurred in connection with any claim against such person arising out of the fact that he was a director, officer, employee, trustee, agent or fiduciary of the Company or was serving as such for another entity at the Company’s request, and to maintain directors and officers liability insurance coverage or to the full extent permitted by law to indemnify such person for the lack of insurance coverage.

Stock Performance Graph

The graph below compares cumulative total stockholder returns for the Company for the preceding three fiscal years with the S&P 500 Stock Index and that of a peer group made up of other building material and industrial products distributors.(1) The graph assumes the investment of $100 at the commencement of the measurement period with dividends reinvested. The historical information set forth below is not necessarily indicative of future stock performance.

Comparison of Four-Year Cumulative Total Return

Among Huttig Building Products, the S&P 500 Stock Index

And the Company’s Peer Group Index

	Huttig Building Products	S&P 500	Peer Group Index
12/99	100.00	100.00	100.00
12/00	97.06	92.91	90.33
12/01	143.53	80.79	135.85
12/02	67.06	61.92	139.30
12/03	70.59	78.25	219.31
12/04	245.88	85.29	241.20

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the forms furnished to the Company or written representations of certain persons, each director, officer and beneficial owner of 10% of the outstanding shares of the Company timely filed all required reports under Section 16(a) of the Securities Exchange Act of 1934 for fiscal 2004.

Mr. Lupo filed a late Form 4 to report the acquisition of phantom shares of Huttig stock under the Company’s Deferred Compensation Plan.

(1)	The peer group includes the following companies: Hughes Supply Inc., Q.E.P. Co., Watsco Inc., Building Materials Holding Corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 6, 1999, the Company and Crane Co. entered into a Distribution Agreement (the “Distribution Agreement”) that provided for the actions required to effect the Distribution and the allocation of assets and liabilities between the Company and Crane. On December 16, 1999, in connection with the consummation of the Distribution, the Company and Crane entered into an agreement (the “Tax Allocation Agreement”) relating to the allocation of liabilities and obligations with respect to taxes and an agreement (the “Employee Matters Agreement”) relating to the allocation of liabilities and obligations with respect to employee benefit plans and compensation arrangements. Messrs. Evans, Bigelow, Forté and Gardner serve as directors of the Company and also as directors of Crane.

The Distribution Agreement provides generally that after the Distribution, all assets and liabilities of the Company and its business will be vested solely in the Company, and that Crane will have no interest in those assets and will have no obligations with respect to those liabilities. The Distribution Agreement requires the Company to indemnify Crane for certain losses suffered by Crane, including, without limitation, losses that relate to the Company’s business (whether those losses relate to the period prior to or after Distribution) or arise as the result of the Company’s breach of any agreement or covenant made to Crane in the Distribution Agreement, the Tax Allocation Agreement or the Employee Matters Agreement. Crane is similarly obligated to indemnify the Company for certain losses suffered by the Company, including, without limitation, losses that relate to the businesses of Crane (whether those losses relate to the period prior to or after the Distribution) or arise as the result of Crane’s breach of any agreement or covenant made to the Company in the Distribution Agreement, the Tax Allocation Agreement or the Employee Matters Agreement.

Under the Tax Allocation Agreement, the Company is responsible for any taxes imposed on Crane that would not have been payable but for the breach by the Company of any representation, warranty or obligation under the Tax Allocation Agreement, the tax ruling request or the Distribution Agreement. These representations, warranties and obligations relate to the Company’s continuing satisfaction of certain statutory and judicial requirements necessary for the Distribution to be tax-free to the Company, Crane and its stockholders. In particular, the Company has represented generally that (1) during the two-year period following the Distribution, the Company will not enter into any transaction or make any change in its equity structure that may cause the Distribution to be treated as part of a plan pursuant to which one or more persons acquire Company stock representing a 50% or greater equity interest in the Company, (2) it will not repurchase outstanding Company common stock after the Distribution representing 20% or more of the outstanding Company common stock, and (3) following the Distribution, it will continue the active conduct of its businesses. The Company has also agreed with Crane that it will not take any of the actions described in (1) or (2) above prior to December 16, 2001 without Crane’s prior written consent.

At the closing of the Company’s purchase of the U.S. residential building products business of The Rugby Group Ltd. (“Rugby”) in December 1999, the Company entered into a Registration Rights Agreement with Rugby. Pursuant to this agreement, the Company granted Rugby rights to cause the Company to register for sale the shares of common stock issued to Rugby in exchange for the stock of Rugby USA, Inc., the parent of Rugby Building Products, Inc. Pursuant to the Registration Rights Agreement, so long as the shares of common stock owned by Rugby and received in the December 1999 transaction constitute at least 30%, 20%, or 10%, respectively, of the Company’s outstanding common stock, Rugby has the right to designate for nomination by the Board of Directors of the Company three, two and one director(s), respectively. So long as the Huttig common stock owned by Rugby and received in the Exchange constitutes 10% or more of the Company’s outstanding common stock, Rugby is required to be present at all meetings of the Company’s stockholders and to vote its shares of common stock in favor of the Board’s nominees for election to the Board of Directors. On the date of the Exchange Agreement between the Company and Rugby, the Crane Fund, one of the Company’s principal stockholders, agreed with Rugby that, so long as the common stock owned by Rugby and received in the Exchange constitutes 10% or more of the Company’s outstanding common stock, the Crane Fund would be present at all meetings of the Company’s stockholders and vote its shares of common stock for the nominees designated by Rugby as provided in the Registration Rights Agreement.

As part of the Company’s former $15 million stock repurchase program, on August 20, 2001, the Company purchased 790,484 shares of its common stock from Rugby for a cash purchase price of $4,735,000, or a per share price of $5.99, the closing sales price of the Company’s common stock on the New York Stock Exchange on the date of purchase. Pursuant to their repurchase agreement, Rugby and the Company agreed that, if solely as a result of Rugby’s sale of these shares to the Company shares of common stock beneficially owned by Rugby and its affiliates in the aggregate at any time would constitute less than 30% of the Company’s outstanding stock, the Registration Rights Agreement would be deemed to be amended so that Rugby would maintain its right to designate for nomination three directors to be elected to the Board. As a result, Rugby will continue to have the right to nominate three directors so long as the common stock received in the exchange transaction and held by Rugby and its affiliates in the aggregate constitutes at least Rugby’s new ownership percentage after giving effect to the Company’s repurchase of these shares, as this percentage may increase from time to time as a result of the Company’s repurchase of common stock pursuant to its stock repurchase program. Under this program, which expired in August 2002, and under the Company’s most recent stock repurchase program, which expired in October 2002, the Company repurchased 1,392,447 shares of common stock. Based on information as of February 28, 2005, Rugby beneficially owns 29.3% of the Company’s outstanding common stock.

In April 2002, the Company filed a lawsuit in the Supreme Court of the state of New York against The Rugby Group Ltd. and Rugby IPD Corp., a subsidiary of Rugby, alleging that they breached their contractual obligations to indemnify and defend the Company against asbestos-related liabilities and claims arising out of the business that was acquired in 1994 by Rugby Building Products, Inc. The Company acquired Rugby Building Products, Inc., a distributor of building materials, in December 1999, when it acquired the stock of its parent, Rugby USA, Inc., from Rugby. In its lawsuit, the Company sought to recover sums it spent to defend and, with respect to one lawsuit, settle its asbestos lawsuits, as well as a declaratory judgment that Rugby Group and Rugby IPD indemnify and defend the Company for these lawsuits and any similarly situated claims that may be asserted against the Company in the future. Rugby Group denied any obligation to defend or indemnify the Company for any of these cases. On January 19, 2005, the Company entered into a settlement agreement with Rugby Group and Rugby IPD settling the pending lawsuit. The parties agreed to dismiss the pending litigation without prejudice and without any admission of liability in any respect by any party. In accordance with the terms of the settlement, Rugby Group paid to the Company $609,581.46 on January 19, 2005. In addition, the Company and Rugby each released the other from further liabilities with respect to the underlying asbestos-related liabilities and claims and any future asbestos-related liabilities and claims, subject to termination of the joint defense agreement described below. The Company and Rugby also have agreed to certain other terms typical for a settlement agreement of this kind.

Under the terms of a joint defense agreement entered into by the Company and Rugby on January 19, 2005, the parties agreed to jointly defend any future asbestos-related claims relating to the business acquired by Rugby Building Products, Inc. in 1994. Any asbestos-related claim against the Company not related to that business, of which none has been filed to date, is not covered by the joint defense agreement. The parties have established a joint defense fund to which the Company and Rugby Group will contribute specified amounts in equal shares from time to time and from which they will pay amounts incurred in connection with covered claims. The joint defense agreement has a term of ten years and may be terminated by the Company or Rugby Group if either of their respective contributions to the joint defense fund exceeds a specified cap. The Company believes that it is unlikely that a termination right will occur during the term of the joint defense agreement, but there can be no assurances that will be the case. In the event of a termination of the joint defense agreement, the settlement agreement will be deemed to have been rescinded, and the Company, or, in certain circumstances, Rugby Group, may reinstitute the litigation between the parties. While the Company believes that its factual allegations and legal claims are meritorious, there can be no assurance at this time that, if this litigation is renewed, the Company will recover any of its costs related to future asbestos-related claims from Rugby or from insurance carriers or that such costs will not have a material adverse effect on the Company’s business or financial condition.

Messrs. Glass, Durant and Tanner are directors of the Company designated by Rugby. Mr. Durant is retiring as a member of the Board of Directors effective April 25, 2005. See “Election of Directors.” The Registration

Rights Agreement and the letter agreement providing for the Company’s repurchase of shares of common stock from Rugby and the amendment of the Registration Rights Agreement were the result of arms’ length negotiations with Rugby.

The Company had received tax refunds relating to tax returns filed by Rugby prior to the Company’s purchase of its U.S. residential building products group in December 1999. On February 2, 2005, after offsetting related pre-acquisition tax assessments, the Company paid Rugby the $0.9 million net tax refund in accordance with Section 5.24 of the Share Exchange Agreement among the Rugby Group, Crane Co. and the Company dated October 19, 1999.

On February 4, 2005, Nick H. Varsam resigned his employment as the Company’s Vice President—General Counsel and Secretary and entered into a separation agreement with the Company. See “Employment Contracts and Severance and Change of Control Arrangements—Management Changes and Terms of Separation” beginning on page 20 of this Proxy Statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Management Organization and Compensation Committee is or has ever been an officer or employee of the Company and no executive officer of the Company has served as a director or member of a compensation committee of another company of which any member of the Board of Directors is an executive officer.

PRINCIPAL ACCOUNTING FIRM

The firm of KPMG LLP was the independent auditor for the Company for fiscal 2004. Deloitte & Touche LLP had served as the independent auditor for the Company since 1979 and completed the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2003. Effective March 18, 2004, the Audit Committee determined not to renew the engagement of Deloitte & Touche LLP and to appoint KPMG LLP to audit the Company’s consolidated financial statements for the year ending December 31, 2004. The change was the result of a competitive evaluation process involving KPMG LLP and another auditing firm.

Deloitte & Touche LLP’s report on the Company’s 2003 financial statements was issued on February 13, 2004 in conjunction with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for 2002 and 2003 contained a modification related to a change in the Company’s method of accounting for amortization of goodwill in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets, and the audit report for 2003 also contained a modification related to the restatement of the Company’s December 31, 2002 consolidated balance sheet in accordance with Emerging Issues Task Force Issue No. 95-22, “Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements that Include both a Subjective Acceleration Clause and a Lock-Box Arrangement.”

During the Company’s two most recent years ended December 31, 2004, there were no disagreements between the Company and Deloitte & Touche LLP or KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent years ended December 31, 2004, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make any statements to the stockholders that they deem appropriate.

The following table sets forth the aggregate fees billed for the years ended December 31, 2004 and 2003 by the Company’s principal accounting firm during those years. In 2004, KPMG LLP was the principal accounting firm. In 2003, Deloitte & Touche, LLP was the principal accounting firm.

	2004	2003
Audit Fees(1)	$545,000	$270,809
Audit-Related Fees	—	—
Tax Fees(2)	—	64,927
All Other Fees(3)	17,500	17,000

Total Fees	$562,500	$352,736

(1)	Audit services consisted of: (a) the integrated audit of the Company’s annual financial statements and internal controls over financial reporting; (b) reviews of the Company’s quarterly financial statements; and (c) statutory and regulatory audits, consents and other services related to SEC matters.
(2)	Fees for tax compliance services totaled $-0- and $52,177 in 2004 and 2003, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and obtain government approval for amounts to be included in tax filings. Fees for tax planning and advice services totaled $-0- and $12,750 in 2004 and 2003, respectively.
(3)	In 2004, fees consisted of audit related services for the Company’s 401(k) Plan. In 2003, fees for all other services billed consisted of fees for software licenses.

The Audit Committee approved a policy regarding services by the Company’s independent auditors effective August 5, 2003. Under this policy, the independent auditors are prohibited from performing certain services in accordance with Section 202 of the Sarbanes-Oxley Act of 2002. With respect to non-prohibited services to be provided by the independent auditors, the policy requires that a budget for such services be prepared by management and approved by the Audit Committee at the beginning of each fiscal year, and any expenditure outside of the budget or within the approved budget but in excess of $25,000 must also be approved by the Committee in advance.

APPROVAL OF THE

2005 NONEMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN

General

In March 2005, the Board of Directors adopted, subject to stockholder approval, the 2005 Nonemployee Directors’ Restricted Stock Plan (the “Nonemployee Directors Plan”) providing for awards of restricted stock and restricted stock units to directors who are not employees of the Company (“Nonemployee Directors”). The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of the Company’s Nonemployee Directors to those of the Company’s stockholders, and to attract and retain Nonemployee Directors of outstanding competence. [The Nonemployee Directors’ Plan replaces the 1999 Non-Employee Director Restricted Stock Plan under which no grants have been made since April 27, 2004.

The Board of Directors is seeking approval of the Nonemployee Directors Plan to provide for awards of restricted stock and restricted stock units to develop in Nonemployee Directors a sense of personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Nonemployee Directors Plan will also provide a means through which the Company may be able to attract and retain Nonemployee Directors of outstanding competence. Stockholder approval of the Nonemployee Directors Plan is desired, among other reasons, to meet the listing requirements of the New York Stock Exchange, Inc.

The following is a summary of the material features of the Nonemployee Directors Plan. This summary is qualified in its entirety by reference to the complete text of the Nonemployee Directors Plan, which is attached as Appendix B to this Proxy Statement.

Summary of the Nonemployee Directors Plan

The Nonemployee Directors Plan authorizes the granting of incentive awards of up to 75,000 shares of the Company’s common stock. Incentive awards may be in the form of restricted stock and restricted stock units. Unless terminated earlier, the Nonemployee Directors Plan will expire ten years after approved by the Board of Directors. Only Nonemployee Directors of the Company will be eligible to receive incentive awards.

Administration

The Nonemployee Directors Plan is administered by the Management Organization and Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). The Compensation Committee has the authority to determine the individuals to whom awards will be granted, the nature, amounts and terms of such awards, and the objectives and conditions for earning such awards. The Compensation Committee may delegate its authority under the Nonemployee Directors Plan to one or more of its members, officers of the Company, or agents, and the Compensation Committee or any person to whom it has delegated its authority may employ individuals to render advice regarding the responsibility of the Compensation Committee or the person to whom it has delegated its authority under the Nonemployee Directors Plan. To the extent not otherwise provided for under the Company’s Certificate of Incorporation and By-laws, members of the Compensation Committee and those members of the Board and officers of the Company, if any, to whom the Compensation Committee has delegated its authority, are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the Nonemployee Directors Plan, except in the case of willful misconduct or as provided by Delaware law.

Types of Awards

Awards under the Nonemployee Directors Plan may include restricted stock and restricted stock units.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). The Compensation Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted shares and restricted units, including the quantity of the award, the period of restriction, and other provisions, will be determined by the Compensation Committee.

The restrictions imposed by the Compensation Committee may be related to the achievement of specific goals, payments of a stipulated purchase price, periods of time, or restrictions imposed by law, stock exchange or market, or the Compensation Committee. Unless the Compensation Committee determines otherwise and to the extent permitted by law, holders of restricted shares may be granted full voting rights during the period for which the shares are restricted. Holders of restricted units shall not have voting rights with respect to those restricted units. Dividends paid with respect to underlying shares during the period of restriction may be credited to the participant holders of restricted shares or restricted units, if the Compensation Committee so determines.

Other Terms and Conditions

Agreements. Awards granted under the Nonemployee Directors Plan will be evidenced by agreements consistent with the Nonemployee Directors Plan. Nothing in the Nonemployee Directors Plan shall confer any right to nomination for reelection by the Company’s stockholders.

Transferability of Awards. Awards may not be transferred until the end of the applicable period of restriction or satisfaction of conditions specified by the Compensation Committee. Rights with respect to awards of restricted shares or restricted units shall be available to the participant only during his or her lifetime.

Forfeiture. Unless otherwise determined by the Committee, all unvested restricted shares or restricted units will be forfeited upon the participant’s termination, for any reason, from the Board. The award agreement may specify additional events that may result in forfeiture of an award, including violation of material Company policies or other conduct by the participant that is detrimental to the business or reputation of the Company, its subsidiaries, or its affiliates.

Change in Control. Unless otherwise provided in an applicable award agreement, if a change in control occurs (as defined in the Nonemployee Directors Plan), all then-outstanding restricted stock and restricted units shall vest in full and be free of restrictions.

Eligibility

The Compensation Committee may grant awards under the Nonemployee Directors Plan to any Nonemployee Director who is serving on the Board on the date of such grant. The Compensation Committee shall select the individuals to whom an award shall be granted, and shall, in its sole discretion, determine the nature, amount, and terms of the award.

Awards Granted Under the Nonemployee Directors Plan

As of the date hereof, no specific awards have been granted or are contemplated under the Nonemployee Directors Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the Nonemployee Directors Plan are not presently determinable. As a result of the discretionary nature of the Nonemployee Directors Plan, it is not possible to state who the participants in the Nonemployee Directors Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the Nonemployee Directors Plan

Currently, an aggregate of 75,000 shares of common stock is reserved for issuance and available for awards under the Nonemployee Directors Plan. Shares of common stock to be delivered or purchased under the Nonemployee Directors Plan may be either authorized and unissued common stock or treasury shares.

Shares of common stock not actually issued (for example, due to forfeiture or cancellation), shares settled in cash in lieu of the shares, and shares exchanged for awards not involving shares will be available for additional grants.

Anti-Dilution Protection

In the event of unusual or nonrecurring events, including corporate events or transactions (such as a change in the shares outstanding of the company, a change in the capitalization of the company, a merger, or other like change in capital structure or distribution), the Compensation Committee may adjust the number and kind of shares that may be issued under the Nonemployee Directors’ Plan and the terms and conditions of outstanding awards as it deems necessary and appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Nonemployee Directors Plan.

Amendment and Termination

The Compensation Committee or the Board of Directors may at any time amend or terminate the Nonemployee Directors Plan, provided that no such action may be taken that adversely affects in any material way any award previously granted under the Nonemployee Directors Plan without the consent of the recipient. Unless terminated earlier, the Nonemployee Directors’ Plan will expire ten years after approved by the Board of Directors.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Nonemployee Directors Plan are described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares under the Nonemployee Directors Plan, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the Internal Revenue Code (the “Code”) to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units under the Nonemployee Directors Plan, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Effective Date

Upon its approval by the stockholders of the Company, the Nonemployee Directors Plan shall be effective as of March 15, 2005.

Vote Required

Assuming a quorum is present at the meeting, the Nonemployee Directors Plan will be approved if the proposal receives the affirmative vote of a majority of votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting, provided that the number of votes cast must constitute a majority of the votes entitled to be cast at the meeting. If the shareholders do not approve the Nonemployee Directors Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation Nonemployee Directors Plans and programs as it deems appropriate and in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

APPROVAL OF THE

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

General

In March 2005, the Board of Directors adopted, subject to stockholder approval at the meeting, the 2005 Executive Incentive Compensation Plan (the “Incentive Compensation Plan”) providing for awards of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units, covered employee annual incentive awards, and other stock-based awards.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide incentives to employees, prospective employees, independent contractors, and consultants of the Company, its affiliates, and its subsidiaries, through the granting of stock-based and cash-based awards.

Stock options have long been an integral and essential part of competitive compensation packages for public companies. However, anticipated changes in accounting policies, which would require expensing of stock options, are likely to precipitate a change in compensation packages in favor of alternative forms of equity interests. The Board of Directors is proposing the Incentive Compensation Plan in order to provide the Company with the flexibility needed to design stock incentive compensation awards that will be competitive with current and future compensation trends and to respond to any changes, both anticipated and unanticipated, in accounting policies.

Therefore, the Board of Directors is seeking approval of the Incentive Compensation Plan to provide for awards of SARs, restricted stock, restricted stock units, performance shares, performance units, covered employee annual incentive awards, and other stock-based awards, in addition to stock options, in order to provide the greatest flexibility in granting awards to develop in eligible persons a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Incentive Compensation Plan will also provide a means through which the Company may be able to attract employees, independent contractors, and consultants. In addition, stockholder approval of the Incentive Compensation Plan is desired, among other reasons, to ensure the tax deductibility by the Company of stock-based and cash-based awards under the Incentive Compensation Plan for purposes of Section 162(m) of the Code, and to meet the listing requirements of the New York Stock Exchange, Inc.

The following is a summary of the material features of the Incentive Compensation Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Compensation Plan, which is attached as Appendix C to this Proxy Statement.

Summary of the Incentive Compensation Plan

The Incentive Compensation Plan authorizes the granting of incentive awards of up to 675,000 shares of common stock. Incentive awards may be in the form of stock options, SARs, restricted stock, restricted stock units, performance shares, performance units, covered employee annual incentive awards, and other stock-based awards. Unless terminated earlier, the Incentive Compensation Plan will expire ten years after approved by the Board of Directors. Employees, independent contractors, and consultants of the Company, its affiliates, and its subsidiaries will be eligible to receive incentive awards.

Administration

The Compensation Committee administers the Incentive Compensation Plan. The Compensation Committee has the authority to determine the individuals to whom awards will be granted, the nature, amounts and terms of such awards, and the objectives and conditions for earning such awards. The Compensation Committee may delegate its authority under the Incentive Compensation Plan to one or more persons, and the Compensation Committee or any persons to whom it has delegated its authority may employ individuals to render advice regarding the responsibility of the Compensation Committee or the agent to whom it has delegated its authority under the Incentive Compensation Plan. To the extent not otherwise provided for under the Company’s Certificate of Incorporation and By-laws, members of the Compensation Committee and those members of the Board or officers of the Company, if any, to whom the Compensation Committee has delegated its authority, are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the Incentive Compensation Plan, except in the case of willful misconduct or as provided by Delaware law.

Types of Awards

Awards under the Incentive Compensation Plan may include stock options, SARs, restricted stock, restricted stock units, performance shares, performance units, covered employee annual incentive awards, and other stock-based awards.

Stock Options. The Compensation Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, expiration, and other conditions on exercise will be determined by the Compensation Committee. Incentive stock option grants shall be made only to employees of the Company or its parent or subsidiary, in accordance with Section 422 of the Code.

The Compensation Committee in its discretion will determine the exercise price for stock options, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of the Company’s common stock on the date when the stock option is granted.

Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of non-qualified stock options granted to participants outside the United States, the exercise period fixed by the Compensation Committee may be longer than ten years from the date of grant.

At the Compensation Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in (i) cash, (ii) shares of common stock held by the participant for at least six months (or such other period as the Compensation Committee may permit) with an aggregate fair market value equal to the option price, (iii) a combination of cash and shares of common stock, or (iv) any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” exercise).

Stock Appreciation Rights. The Compensation Committee may grant to a participant SARs in tandem with stock options, independent of stock options, or a combination of these forms. The terms and conditions of SARs, including the quantity, expiration, and conditions on exercise, will be determined by the Compensation Committee. An employee of a Company’s affiliate or subsidiary who is subject to Section 409A of the Code may be granted SARs only to the extent that the affiliate or subsidiary is part of the Company’s consolidated group for federal tax purposes. A SAR entitles the participant to receive, upon its exercise, a payment, in common stock, equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR grant price, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised. The Compensation Committee may impose restrictions on the common stock received as payment by, for example, requiring the participant to hold such common stock for a specified period of time.

The grant price of each SAR granted independent of stock options is determined by the Compensation Committee, provided that the grant price on the date of grant must be at least equal to 100% of the fair market value of the common stock on the date of grant. The grant price of each SAR granted in tandem with a stock option shall be equal to the exercise price of the related stock option.

SARs granted independent of stock options may be exercised upon the terms and conditions specified by the Compensation Committee. SARs granted in tandem with stock options may be exercised upon the surrender of the right to exercise the related stock option. If a SAR is granted in tandem with an incentive stock option, that SAR will expire at or before the time of the incentive stock option, the SAR may be exercised only if the fair market value of the shares subject to the stock option is greater than the option price of the stock option, and the payment received upon exercise may not exceed the difference between (i) the fair market value of the shares subject to the stock option at the time of exercise of the SAR, and (ii) the option price of the underlying stock option.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted shares to a participant. The Compensation Committee also may award restricted units to a participant. The terms and conditions of restricted shares and restricted units, including the quantity of the award, the period of restriction, and other provisions, will be determined by the Compensation Committee.

The restrictions imposed by the Compensation Committee may be related to the achievement of specific goals, periods of time, or restrictions imposed by law, stock exchange or market, or the Company. Unless the Compensation Committee determines otherwise and to the extent permitted by law, holders of restricted shares may be granted full voting rights during the period for which the shares are restricted. Holders of restricted units shall not have voting rights with respect to those restricted units.

Performance Shares and Performance Units. The Compensation Committee may award to a participant shares of common stock subject to the achievement of certain performance goals (“performance shares”). The Compensation Committee may also award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of certain performance goals (“performance units”). The terms and conditions of performance shares and performance units, including the quantity, performance period, and other provisions, will be determined by the Compensation Committee. The Compensation Committee may impose additional restrictions on performance shares and performance units.

At the time of a grant, the Compensation Committee shall establish performance goals in its discretion. The extent to which such performance goals are met will determine the value or number of performance shares or units to be paid out to a participant.

The initial value of a performance share shall be the fair market value of a share on the date of grant. The Compensation Committee shall determine the initial value of a performance unit at the time of grant. Payment of earned performance shares or performance units may be in the form of cash or shares or a combination thereof equal to the value of the performance shares or performance units earned at the close of the performance period.

Covered Employee Annual Incentive Award. The Compensation Committee shall adopt an objective formula for computing amounts payable as Covered Employee Incentive Awards to “covered employees” in accordance with Section 162(m) of the Code. The Compensation Committee may establish objective performance targets for such awards, which targets will be established by the Compensation Committee on a timely basis to ensure that the targets are considered “pre-established” for purposes of Section 162(m) of the Code. No Covered Employee Incentive Award shall be payable until the Compensation Committee has certified in writing that the specified performance goals have been met. Payment of any Covered Employee Incentive Award may be made in cash, shares, or a combination of both cash and shares and the aggregate value of any such award may not exceed $2 million for any calendar year. Notwithstanding attainment of the performance goals, the Compensation Committee shall have the discretion to reduce or eliminate an award that would be otherwise paid. The

Compensation Committee may adopt written policies for implementation of Covered Employee Incentive Awards, which guidelines shall at all times reflect the intention that all such payments qualify as performance-based compensation under Section 162(m) of the Code.

Other Stock-Based Awards. The Compensation Committee may grant other stock-based awards, including performance awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Compensation Committee shall determine the amounts, terms, and conditions, including performance goals, if any, of such awards. If the Compensation Committee sets performance goals, the extent to which such performance goals are met will determine the value or number of awards to be paid to the participant.

Other Terms and Conditions

Agreements. Awards granted under the Incentive Compensation Plan will be evidenced by agreements consistent with the Incentive Compensation Plan. Neither the Incentive Compensation Plan nor any agreements entered thereunder confer a right to continued employment to any participant. Each agreement shall specify the extent to which a participant shall have the right to receive awards following termination of his employment with or provision of services to the Company, its affiliates, or its subsidiaries.

Transferability of Awards. Absent action by the Compensation Committee, awards may not be transferred except by will or the laws of descent and distribution. The Compensation Committee may take action at its discretion to permit transfer of any or all Awards, provided that the transferee of the award must be the participant to whom the award has been granted, a family member of the participant to whom the award has been granted, or a charity.

Performance Goals. For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding awards may be established by the Compensation Committee, based on one or more of the following measures: (a) net earnings or net income; (b) earnings per share; (c) net sales or revenue growth; (d) net operating profit; (e) return measures; (f) cash flow; (g) earnings before or after taxes, interest, depreciation, and/or amortization; (h) gross or operating margins; (i) productivity ratios; (j) share price; (k) expense targets; (l) margins; (m) operating efficiency; (n) market share; (o) customer satisfaction; (p) working capital targets; and (q) economic value added (EVA)®.

Change in Control. Unless otherwise provided in an applicable award agreement, if a change in control occurs (as defined in the Incentive Compensation Plan), all outstanding stock options and SARs will become fully vested and exercisable, and all then-outstanding restricted stock and restricted units shall vest in full and be free of restrictions. The treatment of all other awards shall be determined by the Compensation Committee as reflected in the applicable award agreement.

Eligibility

The Compensation Committee may grant awards to any employee of the Company, its affiliates, or its subsidiaries on the payroll records thereof or any individual classified or treated by the Company, its affiliates, or its subsidiaries as an independent contractor or consultant. The Compensation Committee shall select the individuals to whom an award shall be granted, and shall, in its sole discretion, determine the nature, amount, and terms of the award.

Annual Award Limits

Unless and until the Committee determines that an award to an employee whose compensation is subject to the deductibility limit of Section 162(m) of the Code shall not be designed to qualify as “performance-based compensation” for purposes of that section, the following limits (“Annual Award Limits”) shall apply to grants of such awards under the Incentive Compensation Plan:

Options. The maximum aggregate number of shares of common stock subject to stock options granted in any one calendar year to any one participant shall be 200,000 plus the amount of the participant’s unused applicable Annual Award Limit for stock options as of the close of the previous calendar year.

SARs. The maximum number of shares subject to SARs granted in any one calendar year to any one participant shall be 200,000 plus the amount of the participant’s unused applicable Annual Award Limit for SARs as of the close of the previous calendar year.

Restricted Stock or Restricted Stock Units. The maximum aggregate grant with respect to awards of restricted stock or restricted stock units in any one calendar year to any one participant shall be 100,000 plus the amount of the participant’s unused applicable Annual Award Limit for restricted stock or restricted stock units as of the close of the previous calendar year.

Performance Units or Performance Shares. The maximum aggregate award of performance units or performance shares that a participant may receive in any one calendar year shall be 100,000 shares of common stock, or equal to the value of 100,000 shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant’s unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

Covered Employee Incentive Award. The maximum aggregate amount awarded or credited in any one calendar year with respect to a cash-based incentive award shall be determined in accordance with Article 13 of the Incentive Compensation Plan.

Other Stock-Based Awards. The maximum aggregate grant with respect to other stock-based awards in any one calendar year to any one participant shall be 100,000 plus the amount of the participant’s unused applicable Annual Award Limit for other stock-based awards as of the close of the previous calendar year.

Awards Granted Under the Incentive Compensation Plan

As of the date hereof, no specific awards have been granted or are contemplated under the Incentive Compensation Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the Incentive Compensation Plan are not presently determinable. As a result of the discretionary nature of the Incentive Compensation Plan, it is not possible to state who the participants in the Incentive Compensation Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the Incentive Compensation Plan

Currently, an aggregate of 675,000 shares of common stock is reserved for issuance and available for awards under the Incentive Compensation Plan. Shares of common stock to be delivered or purchased under the Incentive Compensation Plan may be either authorized and unissued common stock or treasury shares.

Shares covered by an award shall only be counted as used to the extent they are actually issued. Any shares of common stock related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the Incentive Compensation Plan. Moreover, if the exercise price of any stock option granted under the Incentive Compensation Plan or the tax withholding requirements with respect to any award granted under the Incentive Compensation Plan are satisfied by tendering shares of common stock to the Company, or if an SAR is exercised, only the number of shares issued, net of any Shares tendered will be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Incentive Compensation Plan.

Anti-Dilution Protection

In the event of unusual or nonrecurring events, including corporate events or transactions (such as a change in the shares outstanding of the company, a change in the capitalization of the company, a merger, or other like change in capital structure or distribution), the Compensation Committee may adjust the number and kind of shares that may be issued under the Incentive Compensation Plan, the terms and conditions of outstanding awards, the Annual Award Limits, and other value determinations applicable to outstanding awards, as it deems necessary and appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Compensation Plan.

Amendment and Termination

The Board of Directors may at any time amend or terminate the Incentive Compensation Plan, provided that no such action may be taken that adversely affects in any material way any award previously granted under the Incentive Compensation Plan without the consent of the recipient. Unless the Incentive Compensation Plan is terminated at an earlier date by the Board of Directors, no awards may be made under the Incentive Compensation Plan after the tenth anniversary of its effective date.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Incentive Compensation Plan are described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. The Incentive Compensation Plan qualifies as an incentive stock option (“ISO”) plan within the meaning of Section 422 of the Code. A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the ISO. If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Non-qualified Stock Options. The recipient of a non-qualified stock option under the Incentive Compensation Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the non-qualified stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights. A recipient who is granted stock appreciation rights under the Incentive Compensation Plan will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares under the Incentive Compensation Plan, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant will normally not recognize taxable income upon an award of restricted units under the Incentive Compensation Plan, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Performance Shares, Performance Units, and Other Stock-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards and other stock-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Covered Employee Incentive Awards. Normally, a participant will not recognize taxable income upon the grant of a covered employee annual incentive award. Subsequently, when payment is made with respect to the award, the cash received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Effective Date. Upon its approval by the shareholders of the Company, the Incentive Compensation Plan shall be effective as of March 15, 2005.

Vote Required

Assuming a quorum is present at the meeting, the Incentive Compensation Plan will be approved if the proposal receives the affirmative vote of a majority of votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote at the meeting, provided that the number of votes cast must constitute a majority of the votes entitled to be cast at the meeting. If the shareholders do not approve the Incentive Compensation Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation Incentive Compensation Plans and programs as it deems appropriate and in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

MISCELLANEOUS

Solicitation of Proxies.

This solicitation of proxies for use at the Annual Meeting is being made by the Company, and the Company will bear all of the costs of the solicitation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and fax by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expenses in forwarding such material. The Company has engaged Mellon Investor Services LLC to solicit proxies for the Annual Meeting and has agreed to pay them a fee of $7,000, plus expenses, for these services.

Incorporation by Reference

The Report on Executive Compensation by the Management Organization and Compensation Committee of the Company, appearing on pages 16 through 18 of this Proxy Statement, will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference, and the report will not otherwise be deemed filed under such Acts.

Next Annual Meeting; Stockholder Proposals

The Company’s By-Laws provide that the Annual Meeting of stockholders of the Company will be held on the fourth Monday in April in each year unless otherwise determined by the Board of Directors. Appropriate proposals of stockholders intended to be presented at the 2006 Annual Meeting must be received by the Company for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting on or before November 25, 2005. In addition, the Company’s By-Laws provide that if stockholders intend to nominate directors or present proposals at the 2006 Annual Meeting other than through inclusion of such proposals in the Company’s proxy materials for that meeting, then the Company must receive notice of such nominations or proposals no earlier than January 25, 2006 and no later than February 24, 2006. If the Company does not receive notice by that date, then such proposals may not be presented at the 2006 Annual Meeting.

Appendix A

CHARTER OF THE

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF HUTTIG BUILDING PRODUCTS, INC.

(Amended as of December 7, 2004)

I. PURPOSE AND AUTHORITY OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Huttig Building Products, Inc. (the “Company”) shall be to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s independent auditors’ qualifications and independence, (iii) the performance of the Company’s independent auditors and the Company’s internal audit function, and (iv) the Company’s compliance with legal and regulatory requirements; (b) discharging the responsibilities of a qualified legal compliance committee (“QLCC”), as provided for under the rules of the Securities and Exchange Commission (“SEC”), as in effect from time to time; and (c) preparing the report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

The Committee is to be the Board’s principal agent in assuring the independence of the Company’s independent auditors, the integrity of management and the adequacy of disclosures to shareholders. The independent auditors are ultimately accountable to the Committee, and the Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, or to nominate the independent auditors to be proposed for shareholder approval. The Committee also has responsibility for reviewing compliance with the Company’s business ethics and conflict of interest policies.

The Committee is to provide a free and open avenue of communication between and among the Board, the independent auditors, internal auditors, management and counsel to the Company as their duties relate to accounting, financial reporting and controls, and legal compliance.

The Committee is granted the authority to investigate any matter or activity involving financial reporting, accounting or internal controls of the Company, or any violations of the Company’s business ethics or conflict of interest policies, or any report of evidence of (a) a material violation of applicable U.S. federal or state securities laws, (b) a material breach of fiduciary duty arising from any federal or state law or (c) a similar material breach of any such law. All employees shall be directed to cooperate with respect thereto as requested by members of the Committee or its authorized representatives. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

II. COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of three or more directors who qualify as independent directors under the provisions below, and each member of the Committee shall be qualified to serve on the Committee pursuant to the New York Stock Exchange (the “NYSE”) and the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the SEC pursuant to the Act. Each Committee member shall be “financially literate”, or must become financially literate within a reasonable period of time after his or her appointment to the Committee, and at least one member shall have “accounting or related financial management expertise,” as such qualifications are interpreted by the Board in its business judgment.

The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of stockholders. One of the members shall be appointed Committee Chairman by the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office.

Director’s fees (including any additional amounts paid to chairmen of committees and to members of committees of the Board), including director stock awards and option grants, are the only compensation a member of the Committee may receive from the Company; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Company for prior service so long as such compensation is not contingent in any way on continued service.

No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter, and in aid of its responsibilities as the Company’s QLCC, the Committee shall adopt written procedures for the confidential receipt, retention and consideration of any report, provided to it as the Company’s QLCC, of a material violation within the meaning of SEC Rule 205 promulgated pursuant to the Act. The Committee is to meet at least four times each year and as many other times as the Committee deems necessary. Members of the Committee will strive to be present at all meetings. As necessary or desirable, the Chairman may request that members of management, the Director of Internal Audit and representatives of the independent auditors be present at meetings of the Committee. The Committee shall meet at least annually in separate executive sessions with management, the Director of Internal Audit and the independent auditors to discuss any matters that the Committee or each of these groups believes should be discussed privately.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate within the scope of the Committee’s authority; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting and highlighting any matters requiring decision-making by the Board. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV. DUTIES OF THE COMMITTEE

The Committee shall have the following duties and responsibilities:

(1) Review with the Company’s management, independent auditors and Director of Internal Audit, the adequacy and effectiveness of accounting and financial reporting systems and controls and compliance with applicable codes of conduct, laws and regulations. The Committee should have familiarity with the accounting and reporting principles and practices applied by the Company in preparing financial statements.

(2) Select, in its sole discretion, the firm of independent auditors to audit the financial statements of the Company for each fiscal year and otherwise be directly responsible for the appointment, compensation, retention and oversight of the work of independent auditors engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such independent auditor must report directly to the Committee. Review and evaluate the performance of the Company’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant.

(3) Review, prior to the annual audit, the scope and general extent of the independent auditors’ audit engagement. The Committee’s review should entail an understanding from the independent auditors of the factors considered in determining the audit scope, including:

•	Industry and business risk characteristics of the Company;

•	External reporting requirements;

•	Materiality of the various segments of the Company’s consolidated and non-consolidated activities;

•	Quality of internal accounting controls;

•	Extent of involvement of internal audit in the audit examination; and

•	Other areas to be covered during the audit engagement.

(4) Review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and all permitted non-audit engagements and relationships between the Company and such auditors (which approval should be made after receiving input from the Company’s management). Approval of audit and permitted non-audit services may also be made by the chairman of the Committee and, if any such approval is granted, the chairman shall report such approval to the Committee at the next scheduled meeting.

(5) Obtain at least annually from the Company’s independent auditors and review a report describing:

(i) the independent auditors’ internal quality-control procedures;

(ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(iii) all relationships between the independent auditors and the Company and the letter required by the Independence Standards Board Standard No. 1, as such Standard may be modified or supplemented.

The Committee shall present to the Board its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors.

(6) Oversee the independence of the Company’s independent auditors by, among other things:

(i) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors’ independence;

(ii) ensuring that the independent auditors are not performing an audit of the Company’s financial statements contemporaneously with any non-permitted non-audit service;

(iii) ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Company’s financial statements have not performed audit services for the Company for more than the previous five consecutive fiscal years of the Company;

(iv) ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Company, was not, within one year prior to the initiation of the audit, an employee of the independent auditors who participated in any capacity in the Company’s audit;

(v) considering whether there should be a regular rotation of the Company’s independent auditors; and

(vi) ensuring that the audit partner has not received compensation based directly on selling to the Company services other than audit, review and attest services.

(7) Discuss with the independent auditors the matters required to be discussed by generally accepted auditing standards, including SAS 61, as modified or supplemented, in order to provide the Committee with additional information regarding the scope and results of the audit that may assist the Committee in overseeing the financial reporting and disclosure process for which management is responsible.

(8) Evaluate the cooperation received by the independent auditors during their audit engagement, including their access to all requested records, data and information. Also, elicit the comments of management regarding the effectiveness and responsiveness of the independent auditors. Inquire of the independent auditors whether there have been any disagreements with management, which if not satisfactorily resolved would have caused them to issue a non-standard report on the Company’s financial statements.

(9) Discuss with the independent auditors their judgments as to the quality of the accounting principles used in the financial statements and any matters that they or the Committee believe should be discussed including those in their “letter of comments and recommendations.”

(10) Based on the review and discussions referred to in paragraphs (7) through (9), determining whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the most recent fiscal year for filing with the SEC.

(11) Review and approve the report of the Committee to be included in the Company’s proxy statement.

(12) Meet to review and discuss with management, and the independent auditors, the Company’s annual and quarterly financial statements and, with respect to the annual financial statements, the independent auditors’ opinion rendered with respect to such financial statements. This review and discussion is to encompass, in either instance, the financial statements and related notes, as well as the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(13) Review the Company’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance).

(14) Review with the independent auditors their procedures and standards relating to the requirement under the U.S. federal securities laws that their audit include procedures designed to provide reasonable assurance of detecting illegal acts, and their related reporting obligations.

(15) Review the internal audit function of the Company including its independence, authority and reporting obligations. Meet annually with the Director of Internal Audit and receive a report on the size, organization and work plans of the internal audit department and coordination of such plans with the independent auditors. Review any significant findings resulting from audits completed by the internal auditors. The review should also include a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

(16) Review on a regular basis with the Company’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

(i) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

(ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and

(iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company.

(17) Review with management, the Company’s independent auditors and, if appropriate, the Director of Internal Audit, the following:

(i) critical accounting policies and practices to be used;

(ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

(iii) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted difference.

(18) Review periodically the adequacy of the Company’s accounting, financial and auditing personnel resources.

(19) Review any charitable contribution in excess of $10,000 to a charity or other tax exempt entity of which a director or executive officer of the Company is a trustee or Board member or which under the rules established by the NYSE would cause a director to be deemed not to be independent.

(20) Establish clear hiring policies by the Company for employees or former employees of the Company’s independent auditors.

(21) Establish procedures for (i) the receipt, retention and treatment of complaints received from employees of the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(22) Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication and enforcement of codes of conduct to guard against dishonest, unethical or illegal activities. Review significant conflicts of interest involving directors or executive officers.

(23) Review and evaluate periodically the Company’s policies with respect to risk assessment and risk management in light of the Company’s business strategy, capital strength and overall risk tolerance, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Evaluate on a periodic basis the Company’s investment and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading and safeguards to ensure compliance with procedures.

(24) Review, with the General Counsel, legal compliance matters and any legal matter that would have a significant impact on the Company’s financial statements.

(25) Review periodically the Company’s tax policies and any pending audits or assessments.

(26) Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

(27) Review and reassess the adequacy of this Charter on an annual basis and recommend to the Board any appropriate changes in this Charter or the duties of the Committee.

(28) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V. DUTIES OF THE COMMITTEE ACTING AS THE COMPANY’S QLCC

Acting as the Company’s QLCC, the Committee shall have the following additional authority and responsibilities:

(1) The Committee shall receive any report of evidence of a material violation within the meaning of SEC Rule 205 and upon receipt of any such report shall so inform the Company’s chief executive officer and its general counsel unless it deems such report to be futile;

(2) Acting with such expert advice and assistance as it may deem appropriate, the Committee shall determine whether an investigation regarding any such report is necessary;

(3) If it determines that further investigation of any such report is warranted, the Committee shall (a) notify the Board of its determination; (b) initiate such investigation by the Company’s general counsel or by such outside counsel as the Committee, in its discretion, may select and engage; and (c) retain such additional expert assistance as the Committee shall deem necessary.

(4) At the conclusion of any such investigation, the Committee shall (a) recommend that the Company implement an appropriate response to findings of its investigation and (b) inform the Board and the Company’s chief executive officer and its general counsel of the results of its investigation and the remedial actions the Committee believes are appropriate under the circumstances.

(5) The Committee shall take all other actions it deems appropriate in light of its investigation and findings, including action to notify the SEC in the event the Company materially fails to implement any appropriate remedial actions the Committee has recommended.

VI. EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel, accountants, consultants or other advisers as it deems necessary to facilitate the Committee’s performance of its duties hereunder.

The Company shall provide the necessary funding for the payment of compensation to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, fees due to any advisers retained by the Committee and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Appendix B

2005 Nonemployee Directors’

Restricted Stock Plan

Huttig Building Products, Inc.

Effective March 15, 2005

Huttig Building Products, Inc.

2005 Nonemployee Directors’ Restricted Stock Plan

Article 1. Establishment, Purpose, and Duration

1.1    Establishment of the Plan. Huttig Building Products, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Huttig Building Products, Inc. 2005 Nonemployee Directors’ Restricted Stock Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Restricted Stock and Restricted Stock Units. The Plan shall become effective on the date of its approval by the Board of Directors (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company, and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of the Participants to those of the Company’s stockholders, and to attract and retain Nonemployee Directors of outstanding competence.

1.3    Duration of the Plan. The Plan shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board of Directors to amend or terminate the Plan at any time pursuant to Article 10 herein, for a period of ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of the Plan by the Committee.

2.2    “Award” means, individually or collectively, a grant under this Plan of Restricted Stock or Restricted Stock Units, in each case subject to the terms of the Plan

2.3    “Award Agreement” means an agreement entered into by and between the Company and a Nonemployee Director setting forth the terms and provisions applicable to an Award, including any amendment or modification thereof, granted under this Plan.

2.4    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6    “Change in Control” of the Company means, and shall be deemed to have occurred upon, the first to occur of any of the following events after the Effective Date: (a) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the Shares or any securities convertible into such Shares, (b) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Shares calculated as provided in paragraph (d) of said Rule 13d-3, (c) the date of consummation of any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company (“Business Transaction”) in which the Company will not be the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a Business Transaction in which the holders of the Shares immediately prior to the Business Transaction would own more than 50% of the common stock of the surviving corporation immediately after the Business Transaction, (d) the date of consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (e) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company, or (f) the date upon which the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall, for purposes of this Plan, be considered as though such person were a member of the Incumbent Board.

2.7    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.8    “Committee” means the Organization and Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.9    “Company” means Huttig Building Products, Inc., a Delaware corporation, and any successor thereto as provided in Article 11 herein.

2.10    “Director” means any individual who is a member of the Board of Directors of the Company.

2.11    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.12    “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low, closing bid and asked, or opening and closing prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.13    “Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.14    “Nonemployee Director” means a Director who is not an employee of the Company.

2.15    “Participant” means a Nonemployee Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.16    “Period of Restriction” means the period when Awards are subject to a substantial risk of forfeiture based on the passage of time and/or upon the occurrence of other events as determined by the Committee, in its discretion, as provided in Article 6.

2.17    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as provided in Section 13(d) thereof.

2.18    “Plan” means the Huttig Building Products, Inc. 2005 Nonemployee Directors’ Restricted Stock Plan, as it maybe amended from time to time.

2.19    “Plan Year” means the calendar year.

2.20    “Restricted Stock” means an Award granted to a Participant pursuant to Article 6.

2.21    “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 6, except no Shares are actually awarded to the Participant on the date of grant.

2.22    “Share” means a share of common stock of the Company, $.01 par value per share.

2.23    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3. Administration

3.1    General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 10, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3    Delegation. To the extent permitted under applicable law, the Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Subsidiaries and Affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the maximum number of Shares hereby reserved for issuance to Participants under the Plan on or after the Effective Date (the “Share Authorization”) shall be seventy-five thousand (75,000) Shares. Any Shares related to Awards which terminate by forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall be available again for grant under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock or Restricted Stock Units. In addition, the Committee, in its discretion, may establish any other appropriate methodology for calculating the number of Shares issued pursuant to the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, and other value determinations applicable to outstanding Awards.

Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 9 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it may deem appropriate.

Article 5. Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled grant under the Plan.

5.2    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.

Article 6. Restricted Stock and Restricted Stock Units

6.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually issued to the Participant on the date of grant. Restricted Stock Units represent the right to receive Shares in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives.

6.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

6.3    Transferability. Except as provided in this Article 6, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units, until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

6.4    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 6, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

6.5    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 6.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Huttig Building Products, Inc. 2005 Nonemployee Directors’ Restricted Stock Plan and in the associated Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from Huttig Building Products, Inc.

6.6    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

6.7    Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee, in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

6.8    Termination of Directorship. Unless otherwise designated by the Committee, all unvested Shares of Restricted Stock or Restricted Stock Units will be forfeited upon termination of service from the Board for any reason.

6.9    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 7. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 8. No Right of Nomination

8.1    Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s stockholders.

8.2    Participation. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

8.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 9. Change in Control

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article 9 shall apply in the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, any Period of Restriction for Restricted Stock and Restricted Stock Units granted hereunder that have not previously vested shall end, and such Restricted Stock and Restricted Stock Units shall become fully vested. Subject to Article 10, herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

Article 10. Amendment, Modification, Suspension, and Termination

10.1    Amendment, Modification, Suspension, and Termination. Subject to Section 10.3, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part. No amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, and if applicable, the New York Stock Exchange Listed Company Manual.

10.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

10.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (other than Section 10.4), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

10.4    Amendment to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or a similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 11. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 12. General Provisions

12.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events shall include, but shall not be limited to, violation of material Company policies, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries and Affiliates.

12.2    Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

12.3    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

12.4    Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

12.5    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

12.6    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and/or its Subsidiaries and/or its Affiliates and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company and/or its Subsidiaries and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

12.7    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Article 13. Legal Construction

13.1    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

13.2    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.4    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.5    Securities Law Compliance. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national or foreign securities laws, stock exchange, or automated quotation system. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

13.6    No Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) shall be permitted under this Plan. However, the Committee may permit deferrals of compensation pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A and the regulations thereunder. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

13.7    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

13.8    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

13.9    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the state of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

13.10    Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Appendix C

2005 Executive Incentive

Compensation Plan

Huttig Building Products, Inc.

Effective March 15, 2005

Huttig Building Products, Inc.

2005 Executive Incentive Compensation Plan

Article 1. Establishment, Purpose, and Duration

1.1    Establishment. Huttig Building Products, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan (hereinafter referred to as the ”Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Incentive Awards, and Other Stock-Based Awards. The Plan shall become effective on the date of its approval by the Board of Directors (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company, and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of this Plan. The purpose of this Plan is to provide a means whereby Eligible Persons develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of this Plan is to provide a means through which the Company may attract able Eligible Persons as service providers and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3    Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2    “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3    “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4    “Award Agreement” means either: (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.

2.5    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7    “Change in Control” of the Company means, and shall be deemed to have occurred upon, the first to occur of any of the following events after the Effective Date: (a) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the Shares or any securities convertible into such Shares, (b) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Shares calculated as provided in paragraph (d) of said Rule 13d-3, (c) the date of consummation of any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company (“Business Transaction”) in which the Company will not be the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a Business Transaction in which the holders of the Shares immediately prior to the Business Transaction would own more than 50% of the common stock of the surviving corporation immediately after the Business Transaction, (d) the date of consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (e) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company, or (f) the date upon which the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall, for purposes of this Plan, be considered as though such person were a member of the Incumbent Board.

2.8    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9    “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.10    “Company” means Huttig Building Products, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.11    “Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

2.12    “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) when twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.13    “Covered Employee Incentive Award” means an Award granted to a Covered Employee as described in Article 13.

2.14    “Effective Date” has the meaning set forth in Section 1.1.

2.15    “Eligible Person” means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof or any individual who is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor or consultant.

2.16    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17    “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

2.18    “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low, closing bid and asked, or opening and closing prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.19    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.20    “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.21    “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.22    “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.23    “Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.24    “Net Income” means the consolidated net income before taxes for this Plan Year, as reported in the Company’s annual report to stockholders or as otherwise reported to stockholders.

2.25    “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26    “Operating Cash Flow” means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

2.27    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.28    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.29    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.30    “Participant” means any Eligible Person as set forth in Article 5 to whom an Award is granted.

2.31    “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable treasury regulations thereunder for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.32    “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.33    “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.34    “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35    “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.36    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.37    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.38    “Plan” means the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan, as it may be amended from time to time.

2.39    “Plan Year” means the calendar year.

2.40    “Prior Plans” means the Huttig Building Products, Inc. 1999 Stock Incentive Plan, as amended, and the Huttig Building Products, Inc. 2001 Stock Incentive Plan, as amended.

2.41    “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.42    “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.43    “Share” means a share of common stock of the Company, $.01 par value per share.

2.44    “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.45    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.46    “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

3.1    General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3    Delegation. To the extent permitted under applicable law, the Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to This Plan and Maximum Awards

4.1    Number of Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under this Plan on or after the Effective Date (the “Share Authorization”) shall be 675,000.

(b) Of the Shares reserved for issuance under Section 4.1(a) of this Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.

(c) Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under this Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 675,000.

4.2    Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. Shares covered by awards granted under the Prior Plans that after the Effective Date are terminated unexercised, forfeited or otherwise surrendered shall be available for subsequent Awards under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3    Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a)    Options. The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 200,000 plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

(b)    SARs. The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be 200,000 plus the amount of the Participant’s unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

(c)    Restricted Stock or Restricted Stock Units. The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be 100,000 plus the amount of the Participant’s unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

(d)    Performance Units or Performance Shares. The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be 100,000 Shares, or equal to the value of 100,000 Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant’s unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

(e)    Covered Employee Incentive Award. The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Incentive Award shall be determined in accordance with Article 13.

(f)    Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 100,000 plus the amount of the Participant’s unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.

4.4    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or

Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 20 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in this Plan include all Eligible Persons.

5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all Eligible Persons, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to Eligible Persons who are employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder). However, an Eligible Person who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee, in its discretion, and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

6.4    Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9    Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares acquired pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2    SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3    Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5    Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6    Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)    The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)    The number of Shares with respect to which the SAR is exercised.

The payment upon SAR exercise shall be in Shares.

7.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.8    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted

Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant. Restricted Stock Units represent the right to receive Shares in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives.

8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Huttig Building Products, Inc.

8.5    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1    Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2    Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3    Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4    Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Other Stock-Based Awards

10.1    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2    Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.3    Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.4    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 11.    Transferability of Awards

11.1    Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2    Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, that only the Participant to which the Award had been granted, a “family member” (as defined below in Section 11.4 below) of such Participant, or a charity may be a transferee of such Award. Such a determination may be made at the time an Award is granted or at any time thereafter.

11.3    Domestic Relations Orders. Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

11.4    Family Member. For purposes of Section 11.2, “family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

Article 12. Performance Measures

12.1    Performance Measures. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 12, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Incentive Award awarded or credited pursuant to Article 13) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)    Net earnings or net income (before or after taxes);

(b)    Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit (before or after taxes);

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total stockholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets; and

(q) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.4    Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Covered Employee Incentive Award

13.1    Eligibility. The Committee may designate Covered Employees who are eligible to receive a monetary payment under this Article 13.

13.2    Performance Targets. The Committee may establish objective performance targets for one or more designated Performance Periods based on specified levels of one or more of the Performance Measures. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code. The Committee may, in its discretion, make appropriate adjustments in the Performance Measures established for a particular Performance Period to take account of the effect of any unforeseen events that occur during such period. In addition to establishing the performance targets, the Committee may establish such other terms and conditions applicable to Covered Employee Incentive Awards as it may determine in its sole discretion.

13.3    Amounts of Awards. In conjunction with the establishment of performance targets for a Performance Period, the Committee shall adopt an objective formula (on the basis of percentages of Covered Employees’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Covered Employees if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate. For any calendar year, no Covered Employee shall be granted a Covered Employee Incentive Award in respect of more than $2 million in cash; provided, however, that any Covered Employee Incentive Award earned or payable over a period of more than one calendar year shall be pro-rated over the applicable Performance Period in determining the application of the foregoing limit to such Award.

13.4    Payment of Awards. No Covered Employee Incentive Award shall be payable until the Committee has certified in writing that the specified performance targets have been attained. Covered Employee Incentive Awards will be payable to Covered Employees in cash following the end of the applicable Performance Period at such time and in such form as the Committee shall determine.

13.5    Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the Award that would be otherwise paid.

13.6    Guidelines. The Committee may adopt from time to time written policies for its implementation of this Article 13. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

13.7    Non-Exclusive Arrangement. The adoption and operation of this Article 13 shall not preclude the Board or the Committee from approving other incentive compensation arrangements for the benefit of individuals who are Covered Employees hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

Article 14. Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 15. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 16. Rights of Participants

16.1    Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change of Control

17.1    Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change of Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change of Control, all then-outstanding Stock Options and Stock Appreciation Rights shall become fully vested and exercisable, and all then-outstanding Restricted Stock and Restricted Stock Units shall vest in full and be free of restrictions. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Article 18. Amendment, Modification, Suspension, and Termination

18.1    Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code of 1986, as amended, and, if applicable, the New York Stock Exchange Listed Company Manual.

18.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

18.4    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 19. Withholding

19.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21.    General Provisions

21.1    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-)month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

21.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)    Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8    Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9    Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)    Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)    Determine which Employees outside the United States are eligible to participate in this Plan;

(c)    Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

(d)    Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

(e)    Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

21.14    No Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) shall be permitted under this Plan. However, the Committee may permit deferrals of compensation pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A and the regulations thereunder. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

21.15    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.16    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.17    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

21.18    Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSALS 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors and FOR proposals 2 and 3.

1. Election of Directors			NOMINEES:

FOR all nominees listed to the right (except as marked to the contrary)		WITHHOLD AUTHORITY to vote for all nominees listed to the right	01 R. S. Evans 02 J. Keith Matheney 03 Steven A. Wise

☐		☐	For, except vote withheld from the following nominee(s):

2. Approval of the Huttig Building Products, Inc. 2005 Nonemployee Directors’ Restricted Stock Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Approval of the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

SIGNATURE	SIGNATURE	DATE	, 2005

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to Annual Meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hbp		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

PROXY

HUTTIG BUILDING PRODUCTS, INC.

ANNUAL MEETING OF STOCKHOLDERS APRIL 25, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint and constitute Michael A. Lupo and Thomas S. McHugh, and each of them, true and lawful agents and proxies of the undersigned, with power of substitution, and hereby authorizes each of them to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors’ recommendation, all shares of Huttig Building Products, Inc. held of record by the undersigned at the close of business on February 28, 2005 at the Annual Meeting of Stockholders of Huttig Building Products, Inc. to be held in the Elm Meeting Room at the Westin Stamford Hotel, One First Stamford Place, Stamford, Connecticut, on Monday, April 25, 2005 at 2:00 p.m., Eastern Daylight Time, or at any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present, and to vote, in their discretion, upon such other matters as may come before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes (SEE BELOW), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card or use the toll-free telephone number or the Internet as instructed on the reverse side.

Address Change/Comments (Mark the corresponding box on the reverse side)

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